APPRAISAL OF
CERTAIN
OIL AND GAS INTERESTS
OWNED BY
PETROLIA ENERGY CORPORATION
LOCATED IN
ALBERTA CANADA
AS OF DECEMBER 31, 2021

PREPARED FOR
PETROLIA ENERGY CORPORATION
SEC Parameters
Revised

MKM ENGINEERING
F-009377

Michele K. Mudrone

Michele K. Mudrone, P.E.
November 17, 2022

STATE OF TEXAS
MICHELE K. MUDRONE
62795
LICENSED
PROFESSIONAL ENGINEER

MKM ENGINEERING
Oil and Gas Consulting Services
3905 Sagamore Hill Court
Plano, Texas 75025

November 17, 2022

Mr. Mark Allen
Petrolia Energy Corporation
710 N. Post Oak Road, Suite 512
Houston, TX 77024

Dear Mr. Allen:

As requested, we are submitting our estimates of proved and probable reserves and our forecasts of the resulting economics attributable to the interests of Petrolia Energy Corporation as of December 31, 2021, in certain properties located in Alberta Canada. We completed our evaluation on November 17, 2022. It is our understanding that the proved and probable reserves estimated in this report constitute approximately 100% of all proved and probable reserves owned by Petrolia Energy Corporation in Canada.

This report has been prepared for Petrolia Energy Corporation use in filing with the SEC; in our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose. Composite reserve estimates and economic forecasts are summarized below:

		Proved	Proved Developed Producing	Proved Non-Producing
Net Reserves				
Oil/Condensate	MBbl	882.9	749.8	133.1
Gas	MMcf	41.1	27.0	14.1
Revenue				
Oil/Condensate	M$	56,887.8	48,307.9	8,579.9
Gas	M$	147.4	96.8	50.6
Crown Royalties	M$	1,390.9	1,178.4	212.5
Operating Expenses	M$	31,546.9	26,791.8	4,755.1
Investments	M$	330.1	0.0	330.1
Operating Income (BFIT)	M$	23.767.4	20,434.6	3,332.8
Discounted @ 10%	M$	10,456.3	9,352.2	1,104.1

Composite proved reserve estimates and economic forecasts are summarized below:

		Probable	Probable Producing	Probable Non-Producing
Net Reserves				
Oil/Condensate	MBbl	122.9	105.2	17.7
Gas	MMcf	2.3	1.3	1.0
Revenue				
Oil/Condensate	M$	8,018.6	6,880.2	1,138.4
Gas	M$	7.0	3.4	3.6
Crown Royalties	M$	194.7	166.8	27.9
Operating Expenses	M$	4,467.9	3,811.5	656.4
Investments	M$	0.0	0.0	0.0
Operating Income (BFIT)	M$	3,363.1	2,905.4	457.7
Discounted @ 10%	M$	668.6	585.6	83.0

In accordance with the Securities and Exchange Commission guidelines, the operating income (BFIT) has been discounted at an annual rate of 10% to determine its "present worth". The discounted value, "present worth", shown above should not be construed to represent an estimate of the fair market value by MKM Engineering.

As requested, hydrocarbon pricing of $66.56 per barrel of oil/condensate (WTI Cushing) and $3.60 per MMBtu of gas (Henry Hub) was used. In accordance with the Securities and Exchange Commission guidelines, these prices were determined as an unweighted arithmetic average of the first-day-of-the-month price for each month of 2021. The oil and gas prices were held constant and were adjusted for gravity, heating value, quality, transportation and marketing. The adjusted volume-weighted average product prices over the life of the properties are $64.53 per barrel of oil and $3.56 per mcf of gas.

Operating costs were based on operating expense records of Petrolia Energy Corporation. Development costs were furnished to us by Petrolia and are based on authorization for expenditures for the proposed work or actual costs of similar projects. The development costs furnished to us were accepted as factual data and reviewed by MKM Engineering for their reasonableness; however, we have not conducted an independent verification of these costs. There is no severance tax or ad valorem tax in Canada. Crown royalties were specified by the individual property based on published rates. As per the Securities and Exchange Commission guidelines, neither expenses nor investments were escalated. The expenditures for plugging, abandonment, and reclamation of the properties at the end-of-project life were not included in this report.

The proved and probable reserve classifications conform to criteria of the Securities and Exchange Commission. The reserves and economics are predicted on the regulatory agency classifications, rules, policies, laws, taxes, and royalties in effect on the date of this report except as noted herein. In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting, rather than engineering and geosciences. Therefore, the possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. An on-site field inspection of these properties has not been made nor have the wells been tested by MKM Engineering. Possible environmental liability related to the properties has not been investigated nor considered.

The reserves were estimated using a combination of the production performance, volumetric and analogy methods, in each case as we considered to be appropriate and necessary to establish the conclusions set forth herein. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The process of estimated reserves is complex. It requires significant judgments and decisions based on available geological, geophysical, engineering, and economic data. These estimates may change substantially as additional data from ongoing development activities and production performance becomes available and as economic conditions impacting oil and gas prices and costs change. The reserve estimates contained herein are based on current production forecasts, prices, and economic conditions.

As circumstances change and additional data become available, reserve estimates also change. Estimates made are reviewed and revised, either upward or downward, as warranted by the new information. Revisions are often required due to changes in well performance, prices, economic conditions, and governmental restrictions.

Although every reasonable effort is made to ensure that reserve estimates are accurate, reserve estimation is an inferential science. As a result, the subjective decisions, new geological or production information, and a changing environment may impact these estimates. Revisions to reserve estimates can arise from changes in year end oil and gas prices, and reservoir performance. Such revisions can be positive or negative.

The reserve estimates were based on interpretations of factual data furnished by Petrolia Energy Corporation. Ownership interests were supplied by Petrolia Energy Corporation and were accepted as furnished. To some extent, information from public records has been used to check and/or supplement this data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data.

MKM Engineering is independent with respect to Petrolia Energy Corporation as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers ("SPE Standards"). Neither MKM Engineering nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future production rates for the subject properties.

Our work papers and related data are available for inspection and review by authorized parties.

Respectfully submitted,

MKM ENGINEERING
Texas Registered Engineering Firm F-009733

Michele K. Mudrone

STATE OF TEXAS
MICHELE K. MUDRONE
62795
LICENSED
PROFESSIONAL ENGINEER

Michele K. Mudrone, P.E.

Attachments

LIST OF ECONOMIC TABLES

Table No.

Summary Economic Analysis Cash Flow

Total Proved + Probable 1
Proved Developed Producing 2
Proved Developed Non-Producing 3
Total Proved 4
Probable Developed Producing 5
Probable Developed Non-Producing 6
Total Probable 7

Tabular Summary of Economic Analysis

All Reserve Categories 8

Gross Ultimate Reserves, Cumulative Production

All Reserve Categories 9

Appendix

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(22) *Proved oil and gas reserves.* Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and
(B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.
(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.
(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and
(B) The project has been approved for development by all necessary parties and entities, including governmental entities.

determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

(23) *Proved properties.* Properties with proved reserves.

(24) *Reasonable certainty.* If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

(25) *Reliable technology.* Reliable technology is a grouping of one or more technologies (including computational methods) that has been field tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation.

(26) *Reserves.* Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

Note to paragraph (a)(26): Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Excerpted from the FASB Accounting Standards Codification Topic 932, Extractive Activities—Oil and Gas:

932-235-50-30 A standardized measure of discounted future net cash flows relating to an entity's interests in both of the following shall be disclosed as of the end of the year:

a. *Proved oil and gas reserves (see paragraphs 932-235-50-3 through 50-11B)*
b. *Oil and gas subject to purchase under long-term supply, purchase, or similar agreements and contracts in which the entity participates in the operation of the properties on which the oil or gas is located or otherwise serves as the producer of those reserves (see paragraph 932-235-50-7).*

The standardized measure of discounted future net cash flows relating to those two types of interests in reserves may be combined for reporting purposes.

932-235-50-31 All of the following information shall be disclosed in the aggregate and for each geographic area for which reserve quantities are disclosed in accordance with paragraphs 932-235-50-3 through 50-11B:

a. *Future cash inflows. These shall be computed by applying prices used in estimating the entity's proved oil and gas reserves to the year-end quantities of those reserves. Future price changes shall be considered only to the extent provided by contractual arrangements in existence at year-end.*
b. *Future development and production costs. These costs shall be computed by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. If estimated development expenditures are significant, they shall be presented separately from estimated production costs.*
c. *Future income tax expenses. These expenses shall be computed by applying the appropriate year-end statutory tax rates, with consideration of future tax rates already legislated, to the future pretax net cash flows relating to the entity's proved oil and gas reserves, less the tax basis of the properties involved. The future income tax expenses shall give effect to tax deductions and tax credits and allowances relating to the entity's proved oil and gas reserves.*
d. *Future net cash flows. These amounts are the result of subtracting future development and production costs and future income tax expenses from future cash inflows.*
e. *Discount. This amount shall be derived from using a discount rate of 10 percent a year to reflect the timing of the future net cash flows relating to proved oil and gas reserves.*
f. *Standardized measure of discounted future net cash flows. This amount is the future net cash flows less the computed discount.*

(27) *Reservoir.* A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(28) *Resources.* Resources are quantities of oil and gas estimated to exist in naturally occurring accumulations. A portion of the resources may be estimated to be recoverable, and another portion may be considered to be unrecoverable. Resources include both discovered and undiscovered accumulations.

(29) *Service well.* A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(30) *Stratigraphic test well.* A stratigraphic test well is a drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily are drilled without the intent of being completed for hydrocarbon production. The classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic tests are classified as "exploratory type" if not drilled in a known area or "development type" if drilled in a known area.

DEFINITIONS OF OIL AND GAS RESERVES

Adapted from U.S. Securities and Exchange Commission Regulation S-X Section 210.4-10(a)

(31) *Undeveloped oil and gas reserves.* Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

- (i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.
- (ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances, justify a longer time.

> *From the SEC's Compliance and Disclosure Interpretations (October 26, 2009):*
>
> *Although several types of projects — such as constructing offshore platforms and development in urban areas, remote locations or environmentally sensitive locations — by their nature customarily take a longer time to develop and therefore often do justify longer time periods, this determination must always take into consideration all of the facts and circumstances. No particular type of project per se justifies a longer time period, and any extension beyond five years should be the exception, and not the rule.*
>
> *Factors that a company should consider in determining whether or not circumstances justify recognizing reserves even though development may extend past five years include, but are not limited to, the following:*
>
> - *The company's level of ongoing significant development activities in the area to be developed (for example, drilling only the minimum number of wells necessary to maintain the lease generally would not constitute significant development activities);*
> - *The company's historical record at completing development of comparable long-term projects;*
> - *The amount of time in which the company has maintained the leases, or booked the reserves, without significant development activities;*
> - *The extent to which the company has followed a previously adopted development plan (for example, if a company has changed its development plan several times without taking significant steps to implement any of those plans, recognizing proved undeveloped reserves typically would not be appropriate); and*
> - *The extent to which delays in development are caused by external factors related to the physical operating environment (for example, restrictions on development on Federal lands, but not obtaining government permits), rather than by internal factors (for example, shifting resources to develop properties with higher priority).*

- (iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in paragraph (a)(2) of this section, or by other evidence using reliable technology establishing reasonable certainty.

(32) *Unproved properties.* Properties with no proved reserves.

Cashflow Summaries

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Total Proved + Probable

MKM Engineering

TABLE 1

		Estimated 8/8 Ths Production			Net Production					
Year	Wells	Oil ---- Mbbl -----	NGL ---- Mgal ----	Gas ----- MMcf-----	Oil ----- Mbbl -----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.47	0.00	0.05	0.17	0.00	0.00	64.68	0.00	3.32
2022	64	148.07	0.00	26.87	53.68	0.00	2.46	64.72	0.00	3.49
2023	56	143.22	0.00	30.92	51.18	0.00	2.71	64.67	0.00	3.49
2024	56	149.29	0.00	35.31	52.16	0.00	2.95	64.64	0.00	3.50
2025	56	144.05	0.00	34.37	49.97	0.00	2.84	64.62	0.00	3.51
2026	55	134.06	0.00	31.74	46.52	0.00	2.62	64.61	0.00	3.51
2027	54	125.25	0.00	29.45	43.48	0.00	2.42	64.60	0.00	3.57
2028	54	117.75	0.00	27.48	40.89	0.00	2.26	64.59	0.00	3.58
2029	54	110.32	0.00	25.58	38.33	0.00	2.10	64.58	0.00	3.58
2030	54	103.85	0.00	23.71	36.09	0.00	1.94	64.58	0.00	3.58
2031	54	97.94	0.00	21.98	34.05	0.00	1.80	64.57	0.00	3.58
2032	54	92.41	0.00	20.31	32.12	0.00	1.66	64.56	0.00	3.58
2033	53	87.17	0.00	19.05	30.31	0.00	1.55	64.56	0.00	3.58
2034	53	82.61	0.00	17.64	28.73	0.00	1.43	64.55	0.00	3.58
2035	53	78.81	0.00	16.31	27.43	0.00	1.32	64.47	0.00	3.58
Sub-T		1,615.27	0.00	360.76	565.10	0.00	30.07	64.61	0.00	3.54
After		1,261.24	0.00	172.22	440.73	0.00	13.38	64.43	0.00	3.58
Total		2,876.51	0.00	532.98	1,005.83	0.00	43.46	64.53	0.00	3.56
Cum.		45,416.44	0.00	16,705.51						
Ult.		48,292.95	0.00	17,238.48						

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue
Year	Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	after Sev & Adv ------- M$ --------
2021	10.81	0.00	0.01	0.00	10.83	0.26	0.00	10.57
2022	3,474.29	0.00	8.60	0.00	3,482.89	84.90	0.00	3,397.99
2023	3,309.89	0.00	9.44	0.00	3,319.33	81.01	0.00	3,238.32
2024	3,371.72	0.00	10.35	0.00	3,382.07	82.59	0.00	3,299.48
2025	3,228.81	0.00	9.96	0.00	3,238.78	79.09	0.00	3,159.68
2026	3,005.52	0.00	9.19	0.00	3,014.71	73.62	0.00	2,941.10
2027	2,808.65	0.00	8.66	0.00	2,817.31	68.80	0.00	2,748.51
2028	2,641.16	0.00	8.09	0.00	2,649.24	64.69	0.00	2,584.55
2029	2,475.24	0.00	7.52	0.00	2,482.75	60.62	0.00	2,422.13
2030	2,330.73	0.00	6.95	0.00	2,337.69	57.07	0.00	2,280.62
2031	2,198.53	0.00	6.44	0.00	2,204.97	53.82	0.00	2,151.15
2032	2,074.02	0.00	5.93	0.00	2,079.95	50.76	0.00	2,029.19
2033	1,956.82	0.00	5.56	0.00	1,962.38	47.89	0.00	1,914.49
2034	1,854.62	0.00	5.13	0.00	1,859.76	45.37	0.00	1,814.38
2035	1,768.32	0.00	4.74	0.00	1,773.07	43.25	0.00	1,729.82
Sub-T	36,509.13	0.00	106.59	0.00	36,615.72	893.75	0.00	35,721.97
After	28,397.37	0.00	47.93	0.00	28,445.30	691.82	0.00	27,753.48
Total	64,906.50	0.00	154.52	0.00	65,061.02	1,585.57	0.00	63,475.45

	Deductions				Future Net Income Before Income Taxes			
	Lease	Net	Trans.	Net	Undiscounted		Discounted Ann	Disc. Cum.
Year	Net Costs ------ M$ ------	Investments ------ M$ ------	Costs ------ M$ ------	Profits ------ M$ ------	Annual ------ M$ ------	Cumulative ------- M$ -------	@ 10.00% -------M$ -------	Annual @ 10.00% ------- M$ -------
2021	5.14	0.00	0.00	0.00	5.42	5.42	5.42	5.42
2022	1,665.83	0.00	0.00	0.00	1,732.15	1,737.58	1,650.48	1,655.90
2023	1,594.79	192.18	0.00	0.00	1,451.35	3,188.92	1,247.58	2,903.48
2024	1,635.66	137.90	0.00	0.00	1,525.92	4,714.84	1,188.79	4,092.27
2025	1,579.86	0.00	0.00	0.00	1,579.82	6,294.66	1,115.63	5,207.90
2026	1,477.67	0.00	0.00	0.00	1,463.42	7,758.09	935.52	6,143.42
2027	1,394.45	0.00	0.00	0.00	1,354.06	9,112.15	783.59	6,927.02
2028	1,325.78	0.00	0.00	0.00	1,258.77	10,370.92	659.36	7,586.37
2029	1,258.04	0.00	0.00	0.00	1,164.09	11,535.01	551.91	8,138.28
2030	1,198.93	0.00	0.00	0.00	1,081.69	12,616.70	464.26	8,602.54
2031	1,144.91	0.00	0.00	0.00	1,006.23	13,622.93	390.96	8,993.50
2032	1,088.88	0.00	0.00	0.00	940.32	14,563.25	330.70	9,324.19
2033	1,040.98	0.00	0.00	0.00	873.51	15,436.76	278.05	9,602.25
2034	998.72	0.00	0.00	0.00	815.66	16,252.42	235.04	9,837.29
2035	968.73	0.00	0.00	0.00	761.09	17,013.51	198.54	10,035.83
Sub-T	18,378.37	330.09	0.00	0.00	17,013.51	17,013.51	10,035.83	10,035.83
After	17,636.43	0.00	0.00	0.00	10,117.05	10,117.05	1,089.17	1,089.17
Total	36,014.81	330.09	0.00	0.00	27,130.55	27,130.55	11,125.00	11,125.00

Present Worth Profile (M$)

PW 5.00% :	15,922.23
PW 8.00% :	12,659.04
PW 10.00% :	11,125.00
PW 12.00% :	9,917.23
PW 15.00% :	8,522.37
PW 20.00% :	6,895.13

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Proved Rsv Class
Producing Rsv Category

MKM Engineering

TABLE 2

		Estimated 8/8 Ths Production			Net Production					
Year	Wells	Oil ---- Mbbl -----	NGL ---- Mgal ----	Gas ----- MMcf-----	Oil ----- Mbbl -----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.46	0.00	0.05	0.16	0.00	0.00	64.44	0.00	3.58
2022	53	146.43	0.00	26.26	53.09	0.00	2.41	64.43	0.00	3.58
2023	46	129.04	0.00	25.23	46.87	0.00	2.30	64.43	0.00	3.58
2024	46	119.49	0.00	23.22	43.41	0.00	2.12	64.43	0.00	3.58
2025	46	110.06	0.00	21.10	39.99	0.00	1.93	64.43	0.00	3.58
2026	45	101.75	0.00	19.27	36.97	0.00	1.76	64.43	0.00	3.58
2027	44	94.65	0.00	17.38	34.39	0.00	1.59	64.43	0.00	3.58
2028	44	88.51	0.00	15.88	32.17	0.00	1.45	64.43	0.00	3.58
2029	44	82.47	0.00	14.48	29.98	0.00	1.32	64.43	0.00	3.58
2030	44	77.21	0.00	13.27	28.07	0.00	1.21	64.43	0.00	3.58
2031	44	72.07	0.00	11.87	26.21	0.00	1.09	64.43	0.00	3.58
2032	43	67.43	0.00	10.90	24.52	0.00	1.00	64.43	0.00	3.58
2033	40	62.28	0.00	9.72	22.67	0.00	0.90	64.43	0.00	3.58
2034	39	58.60	0.00	8.83	21.34	0.00	0.82	64.43	0.00	3.58
2035	39	55.25	0.00	8.25	20.12	0.00	0.76	64.43	0.00	3.58
Sub-T		1,265.70	0.00	225.72	459.95	0.00	20.66	64.43	0.00	3.58
After		789.00	0.00	71.20	289.82	0.00	6.38	64.43	0.00	3.58
Total		2,054.69	0.00	296.92	749.77	0.00	27.04	64.43	0.00	3.58
Cum.		38,452.08	0.00	14,184.18						
Ult.		40,506.77	0.00	14,481.10						

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue
Year	Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	after Sev & Adv ------- M$ --------
2021	10.63	0.00	0.01	0.00	10.65	0.26	0.00	10.39
2022	3,420.58	0.00	8.62	0.00	3,429.21	83.61	0.00	3,345.60
2023	3,020.33	0.00	8.24	0.00	3,028.57	73.88	0.00	2,954.68
2024	2,796.77	0.00	7.59	0.00	2,804.36	68.41	0.00	2,735.95
2025	2,576.49	0.00	6.90	0.00	2,583.39	63.01	0.00	2,520.37
2026	2,382.02	0.00	6.30	0.00	2,388.32	58.25	0.00	2,330.07
2027	2,215.97	0.00	5.69	0.00	2,221.65	54.17	0.00	2,167.48
2028	2,072.55	0.00	5.20	0.00	2,077.75	50.65	0.00	2,027.09
2029	1,931.60	0.00	4.74	0.00	1,936.35	47.20	0.00	1,889.15
2030	1,808.60	0.00	4.35	0.00	1,812.95	44.19	0.00	1,768.76
2031	1,688.40	0.00	3.89	0.00	1,692.30	41.23	0.00	1,651.06
2032	1,579.82	0.00	3.58	0.00	1,583.40	38.58	0.00	1,544.82
2033	1,460.83	0.00	3.22	0.00	1,464.06	35.66	0.00	1,428.39
2034	1,374.55	0.00	2.93	0.00	1,377.47	33.55	0.00	1,343.93
2035	1,296.28	0.00	2.73	0.00	1,299.02	31.63	0.00	1,267.38
Sub-T	29,635.43	0.00	73.99	0.00	29,709.43	724.28	0.00	28,985.14
After	18,672.46	0.00	22.86	0.00	18,695.31	454.07	0.00	18,241.25
Total	48,307.89	0.00	96.85	0.00	48,404.74	1,178.35	0.00	47,226.39

	Deductions				Future Net Income Before Income Taxes			
					Undiscounted			
Year	Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Annual ------ M$ ------	Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	4.96	0.00	0.00	0.00	5.43	5.43	5.43	5.43
2022	1,609.70	0.00	0.00	0.00	1,735.90	1,741.33	1,654.73	1,660.16
2023	1,445.18	0.00	0.00	0.00	1,509.50	3,250.83	1,301.22	2,961.37
2024	1,356.95	0.00	0.00	0.00	1,379.01	4,629.84	1,075.97	4,037.34
2025	1,265.84	0.00	0.00	0.00	1,254.53	5,884.37	885.97	4,923.32
2026	1,177.03	0.00	0.00	0.00	1,153.04	7,037.41	737.15	5,660.47
2027	1,110.39	0.00	0.00	0.00	1,057.09	8,094.50	611.78	6,272.25
2028	1,053.62	0.00	0.00	0.00	973.47	9,067.97	509.95	6,782.20
2029	997.88	0.00	0.00	0.00	891.26	9,959.23	422.59	7,204.79
2030	949.25	0.00	0.00	0.00	819.51	10,778.75	351.76	7,556.55
2031	896.81	0.00	0.00	0.00	754.25	11,533.00	293.08	7,849.63
2032	847.27	0.00	0.00	0.00	697.55	12,230.55	245.34	8,094.97
2033	786.83	0.00	0.00	0.00	641.56	12,872.12	204.24	8,299.20
2034	750.14	0.00	0.00	0.00	593.79	13,465.91	171.12	8,470.32
2035	718.31	0.00	0.00	0.00	549.07	14,014.98	143.24	8,613.57
Sub-T	14,970.17	0.00	0.00	0.00	14,014.98	14,014.98	8,613.57	8,613.57
After	11,821.60	0.00	0.00	0.00	6,419.65	6,419.65	738.65	738.65
Total	26,791.76	0.00	0.00	0.00	20,434.63	20,434.63	9,352.22	9,352.22

Present Worth Profile (M$)

PW 5.00% :	12,837.98
PW 8.00% :	10,486.93
PW 10.00% :	9,352.22
PW 12.00% :	8,443.93
PW 15.00% :	7,377.01
PW 20.00% :	6,104.94

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Proved Rsv Class
Non-Producing Rsv Category

TABLE 3

MKM Engineering

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl -----	NGL ---- Mgal ----	Gas ----- MMcf-----	Net Production Oil ----- Mbbl -----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	11	0.59	0.00	0.60	0.22	0.00	0.05	64.44	0.00	3.58
2023	10	11.50	0.00	5.87	3.34	0.00	0.42	64.44	0.00	3.58
2024	10	26.26	0.00	12.06	7.49	0.00	0.83	64.44	0.00	3.58
2025	10	29.64	0.00	13.25	8.44	0.00	0.91	64.44	0.00	3.58
2026	10	27.18	0.00	12.52	7.74	0.00	0.86	64.44	0.00	3.58
2027	10	25.01	0.00	11.83	7.12	0.00	0.81	64.44	0.00	3.58
2028	10	23.17	0.00	11.21	6.60	0.00	0.77	64.44	0.00	3.58
2029	10	21.41	0.00	10.57	6.10	0.00	0.73	64.44	0.00	3.58
2030	10	19.91	0.00	9.99	5.67	0.00	0.69	64.44	0.00	3.58
2031	10	18.56	0.00	9.45	5.29	0.00	0.65	64.44	0.00	3.58
2032	10	17.39	0.00	8.97	4.96	0.00	0.62	64.44	0.00	3.58
2033	10	16.24	0.00	8.47	4.63	0.00	0.58	64.44	0.00	3.58
2034	10	15.25	0.00	8.02	4.35	0.00	0.55	64.44	0.00	3.58
2035	10	14.34	0.00	7.44	4.09	0.00	0.51	64.44	0.00	3.58
Sub-T		266.44	0.00	130.24	76.03	0.00	9.00	64.44	0.00	3.58
After		202.21	0.00	75.76	57.11	0.00	5.14	64.44	0.00	3.58
Total		468.65	0.00	206.00	133.15	0.00	14.14	64.44	0.00	3.58
Cum.		6,964.36	0.00	2,521.33						
Ult.		7,433.01	0.00	2,727.33						

Year	Company Future Gross Revenue Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod & Adv Taxes Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ --------
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	14.36	0.00	0.19	0.00	14.56	0.37	0.00	14.19
2023	215.41	0.00	1.50	0.00	216.91	5.36	0.00	211.56
2024	482.75	0.00	2.99	0.00	485.73	11.97	0.00	473.76
2025	543.73	0.00	3.27	0.00	547.00	13.47	0.00	533.52
2026	498.60	0.00	3.09	0.00	501.69	12.36	0.00	489.32
2027	459.04	0.00	2.92	0.00	461.96	11.39	0.00	450.57
2028	425.26	0.00	2.77	0.00	428.02	10.56	0.00	417.47
2029	393.09	0.00	2.61	0.00	395.70	9.76	0.00	385.94
2030	365.48	0.00	2.47	0.00	367.95	9.08	0.00	358.87
2031	340.74	0.00	2.33	0.00	343.07	8.47	0.00	334.60
2032	319.31	0.00	2.21	0.00	321.52	7.94	0.00	313.58
2033	298.28	0.00	2.09	0.00	300.37	7.42	0.00	292.95
2034	280.01	0.00	1.98	0.00	281.99	6.97	0.00	275.03
2035	263.39	0.00	1.84	0.00	265.23	6.55	0.00	258.68
Sub-T	4,899.45	0.00	32.24	0.00	4,931.69	121.66	0.00	4,810.03
After	3,680.45	0.00	18.39	0.00	3,698.85	90.83	0.00	3,608.01
Total	8,579.90	0.00	50.64	0.00	8,630.53	212.49	0.00	8,418.04

Year	Deductions Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Annual ------ M$ ------	Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	0.03	0.00	0.00	0.00	-0.03	-0.03	-0.03	-0.03
2022	14.43	0.00	0.00	0.00	-0.24	-0.27	-0.49	-0.52
2023	103.42	192.18	0.00	0.00	-84.05	-84.32	-75.84	-76.35
2024	229.76	137.90	0.00	0.00	106.10	21.78	81.09	4.74
2025	262.56	0.00	0.00	0.00	270.96	292.74	191.38	196.12
2026	244.61	0.00	0.00	0.00	244.71	537.45	156.46	352.58
2027	228.85	0.00	0.00	0.00	221.71	759.16	128.33	480.91
2028	215.38	0.00	0.00	0.00	202.09	961.25	105.87	586.78
2029	202.51	0.00	0.00	0.00	183.42	1,144.68	86.98	673.76
2030	191.46	0.00	0.00	0.00	167.41	1,312.09	71.86	745.62
2031	181.53	0.00	0.00	0.00	153.07	1,465.16	59.48	805.10
2032	172.93	0.00	0.00	0.00	140.65	1,605.81	49.47	854.58
2033	164.47	0.00	0.00	0.00	128.48	1,734.29	40.90	895.48
2034	157.11	0.00	0.00	0.00	117.92	1,852.21	33.98	929.46
2035	150.32	0.00	0.00	0.00	108.36	1,960.57	28.27	957.73
Sub-T	2,519.37	330.09	0.00	0.00	1,960.57	1,960.57	957.73	957.73
After	2,235.77	0.00	0.00	0.00	1,372.25	1,372.25	146.40	146.40
Total	4,755.14	330.09	0.00	0.00	3,332.81	3,332.81	1,104.13	1,104.13

Present Worth Profile (M$)

PW 5.00% :	1,770.76
PW 8.00% :	1,316.95
PW 10.00% :	1,104.13
PW 12.00% :	937.22
PW 15.00% :	745.96
PW 20.00% :	527.07

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Total Proved

MKM Engineering

TABLE 4

Year	Wells	Estimated 8/8 Ths Production: Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf----	Net Production: Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.46	0.00	0.05	0.16	0.00	0.00	64.44	0.00	3.58
2022	64	147.03	0.00	26.86	53.31	0.00	2.46	64.43	0.00	3.58
2023	56	140.54	0.00	31.10	50.22	0.00	2.72	64.43	0.00	3.58
2024	56	145.74	0.00	35.28	50.90	0.00	2.95	64.43	0.00	3.58
2025	56	139.70	0.00	34.35	48.43	0.00	2.84	64.43	0.00	3.58
2026	55	128.93	0.00	31.78	44.71	0.00	2.62	64.43	0.00	3.58
2027	54	119.66	0.00	29.21	41.52	0.00	2.40	64.43	0.00	3.58
2028	54	111.67	0.00	27.09	38.77	0.00	2.22	64.43	0.00	3.58
2029	54	103.89	0.00	25.05	36.08	0.00	2.05	64.43	0.00	3.58
2030	54	97.11	0.00	23.27	33.74	0.00	1.90	64.43	0.00	3.58
2031	54	90.63	0.00	21.33	31.49	0.00	1.74	64.43	0.00	3.58
2032	53	84.82	0.00	19.87	29.48	0.00	1.62	64.43	0.00	3.58
2033	50	78.52	0.00	18.19	27.30	0.00	1.48	64.43	0.00	3.58
2034	49	73.84	0.00	16.85	25.68	0.00	1.37	64.43	0.00	3.58
2035	49	69.59	0.00	15.69	24.21	0.00	1.28	64.43	0.00	3.58
Sub-T		1,532.14	0.00	355.96	535.99	0.00	29.66	64.43	0.00	3.58
After		991.21	0.00	146.96	346.93	0.00	11.52	64.43	0.00	3.58
Total		2,523.34	0.00	502.92	882.92	0.00	41.18	64.43	0.00	3.58
Cum.		45,416.44	0.00	16,705.51						
Ult.		47,939.78	0.00	17,208.43						

Year	Company Future Gross Revenue: Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod & Adv Taxes: Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ --------
2021	10.63	0.00	0.01	0.00	10.65	0.26	0.00	10.39
2022	3,434.95	0.00	8.81	0.00	3,443.76	83.97	0.00	3,359.79
2023	3,235.74	0.00	9.74	0.00	3,245.48	79.24	0.00	3,166.24
2024	3,279.52	0.00	10.57	0.00	3,290.09	80.38	0.00	3,209.71
2025	3,120.22	0.00	10.16	0.00	3,130.38	76.48	0.00	3,053.90
2026	2,880.62	0.00	9.39	0.00	2,890.01	70.61	0.00	2,819.39
2027	2,675.00	0.00	8.60	0.00	2,683.61	65.56	0.00	2,618.05
2028	2,497.81	0.00	7.96	0.00	2,505.77	61.21	0.00	2,444.56
2029	2,324.70	0.00	7.35	0.00	2,332.05	56.96	0.00	2,275.08
2030	2,174.09	0.00	6.81	0.00	2,180.90	53.27	0.00	2,127.63
2031	2,029.14	0.00	6.23	0.00	2,035.37	49.70	0.00	1,985.66
2032	1,899.12	0.00	5.80	0.00	1,904.92	46.52	0.00	1,858.41
2033	1,759.11	0.00	5.31	0.00	1,764.42	43.08	0.00	1,721.34
2034	1,654.56	0.00	4.91	0.00	1,659.47	40.51	0.00	1,618.96
2035	1,559.67	0.00	4.57	0.00	1,564.24	38.18	0.00	1,526.06
Sub-T	34,534.88	0.00	106.24	0.00	34,641.11	845.94	0.00	33,795.17
After	22,352.91	0.00	41.25	0.00	22,394.16	544.90	0.00	21,849.26
Total	56,887.79	0.00	147.49	0.00	57,035.27	1,390.84	0.00	55,644.43

Year	Deductions: Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Future Net Income Before Income Taxes: Undiscounted Annual ------ M$ ------	Undiscounted Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	4.99	0.00	0.00	0.00	5.40	5.40	5.40	5.40
2022	1,624.13	0.00	0.00	0.00	1,735.66	1,741.06	1,654.24	1,659.64
2023	1,548.60	192.18	0.00	0.00	1,425.45	3,166.51	1,225.38	2,885.02
2024	1,586.71	137.90	0.00	0.00	1,485.10	4,651.61	1,157.06	4,042.08
2025	1,528.41	0.00	0.00	0.00	1,525.49	6,177.11	1,077.36	5,119.44
2026	1,421.64	0.00	0.00	0.00	1,397.75	7,574.86	893.61	6,013.05
2027	1,339.24	0.00	0.00	0.00	1,278.81	8,853.66	740.11	6,753.16
2028	1,268.99	0.00	0.00	0.00	1,175.56	10,029.23	615.83	7,368.99
2029	1,200.40	0.00	0.00	0.00	1,074.69	11,103.91	509.57	7,878.56
2030	1,140.71	0.00	0.00	0.00	986.92	12,090.84	423.62	8,302.18
2031	1,078.34	0.00	0.00	0.00	907.32	12,998.16	352.56	8,654.73
2032	1,020.20	0.00	0.00	0.00	838.20	13,836.36	294.81	8,949.55
2033	951.30	0.00	0.00	0.00	770.04	14,606.41	245.14	9,194.68
2034	907.25	0.00	0.00	0.00	711.71	15,318.11	205.10	9,399.79
2035	868.63	0.00	0.00	0.00	657.43	15,975.55	171.51	9,571.30
Sub-T	17,489.54	330.09	0.00	0.00	15,975.55	15,975.55	9,571.30	9,571.30
After	14,057.37	0.00	0.00	0.00	7,791.89	7,791.89	885.05	885.05
Total	31,546.91	330.09	0.00	0.00	23,767.44	23,767.44	10,456.35	10,456.35

Present Worth Profile (M$)

PW 5.00% :	14,608.74
PW 8.00% :	11,803.88
PW 10.00% :	10,456.35
PW 12.00% :	9,381.15
PW 15.00% :	8,122.97
PW 20.00% :	6,632.01

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Probable Rsv Class
Producing Rsv Category

MKM Engineering

TABLE 5

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl -----	NGL ---- Mgal ----	Gas ----- MMcf-----	Net Production Oil ----- Mbbl -----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.01	0.00	0.00	0.00	0.00	0.00	82.40	0.00	-51.03
2022	0	1.05	0.00	0.01	0.37	0.00	0.00	105.05	0.00	-196.66
2023	0	2.66	0.00	0.02	0.96	0.00	0.00	77.11	0.00	-130.02
2024	0	3.37	0.00	0.02	1.22	0.00	0.00	73.18	0.00	-130.00
2025	0	3.94	0.00	0.01	1.42	0.00	0.00	70.99	0.00	-402.11
2026	0	4.51	0.00	-0.05	1.63	0.00	0.00	69.49	0.00	43.03
2027	0	4.79	0.00	0.24	1.74	0.00	0.02	68.66	0.00	2.67
2028	0	5.13	0.00	0.38	1.86	0.00	0.03	67.96	0.00	3.58
2029	0	5.38	0.00	0.52	1.95	0.00	0.05	67.44	0.00	3.58
2030	0	5.60	0.00	0.44	2.03	0.00	0.04	67.03	0.00	3.58
2031	0	6.10	0.00	0.64	2.21	0.00	0.06	66.58	0.00	3.58
2032	1	6.31	0.00	0.43	2.29	0.00	0.04	66.31	0.00	3.58
2033	3	7.32	0.00	0.85	2.64	0.00	0.07	65.91	0.00	3.58
2034	4	7.40	0.00	0.78	2.67	0.00	0.06	65.76	0.00	3.58
2035	4	7.83	0.00	0.61	2.83	0.00	0.05	64.88	0.00	3.58
Sub-T		71.39	0.00	4.90	25.81	0.00	0.42	68.24	0.00	0.91
After		219.03	0.00	10.18	79.44	0.00	0.85	64.44	0.00	3.58
Total		290.42	0.00	15.09	105.25	0.00	1.27	65.37	0.00	2.71
Cum.		0.00	0.00	0.00						
Ult.		290.42	0.00	15.09						

Year	Company Future Gross Revenue Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod & Adv Taxes Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ --------
2021	0.18	0.00	0.00	0.00	0.18	0.00	0.00	0.18
2022	39.34	0.00	-0.21	0.00	39.13	0.93	0.00	38.20
2023	73.76	0.00	-0.25	0.00	73.51	1.76	0.00	71.75
2024	89.03	0.00	-0.22	0.00	88.81	2.13	0.00	86.68
2025	101.09	0.00	-0.20	0.00	100.89	2.43	0.00	98.46
2026	113.56	0.00	-0.20	0.00	113.37	2.73	0.00	110.64
2027	119.18	0.00	0.06	0.00	119.23	2.89	0.00	116.34
2028	126.28	0.00	0.12	0.00	126.40	3.07	0.00	123.33
2029	131.43	0.00	0.17	0.00	131.60	3.20	0.00	128.41
2030	135.87	0.00	0.14	0.00	136.01	3.30	0.00	132.71
2031	147.28	0.00	0.21	0.00	147.48	3.58	0.00	143.90
2032	151.65	0.00	0.13	0.00	151.78	3.68	0.00	148.10
2033	173.68	0.00	0.25	0.00	173.93	4.23	0.00	169.70
2034	175.39	0.00	0.23	0.00	175.61	4.27	0.00	171.35
2035	183.49	0.00	0.17	0.00	183.66	4.46	0.00	179.20
Sub-T	1,761.22	0.00	0.38	0.00	1,761.60	42.66	0.00	1,718.94
After	5,119.12	0.00	3.06	0.00	5,122.18	124.18	0.00	4,998.00
Total	6,880.34	0.00	3.44	0.00	6,883.77	166.83	0.00	6,716.94

Year	Deductions Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Annual ------ M$ ------	Undiscounted Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	0.16	0.00	0.00	0.00	0.02	0.02	0.02	0.02
2022	41.70	0.00	0.00	0.00	-3.51	-3.48	-3.76	-3.74
2023	46.16	0.00	0.00	0.00	25.59	22.11	21.94	18.21
2024	47.71	0.00	0.00	0.00	38.96	61.07	30.30	48.51
2025	48.54	0.00	0.00	0.00	49.92	110.99	35.18	83.68
2026	51.62	0.00	0.00	0.00	59.01	170.01	37.66	121.35
2027	49.59	0.00	0.00	0.00	66.75	236.76	38.58	159.92
2028	50.16	0.00	0.00	0.00	73.17	309.93	38.28	198.20
2029	50.23	0.00	0.00	0.00	78.18	388.11	37.03	235.23
2030	50.15	0.00	0.00	0.00	82.56	470.67	35.40	270.63
2031	57.99	0.00	0.00	0.00	85.91	556.58	33.35	303.99
2032	59.65	0.00	0.00	0.00	88.45	645.02	31.08	335.07
2033	80.35	0.00	0.00	0.00	89.35	734.37	28.43	363.50
2034	81.90	0.00	0.00	0.00	89.45	823.82	25.76	389.26
2035	90.33	0.00	0.00	0.00	88.87	912.69	23.17	412.43
Sub-T	806.25	0.00	0.00	0.00	912.69	912.69	412.43	412.43
After	3,005.29	0.00	0.00	0.00	1,992.71	1,992.71	173.17	173.17
Total	3,811.54	0.00	0.00	0.00	2,905.40	2,905.40	585.60	585.60

Present Worth Profile (M$)

PW 5.00% :	1,140.29
PW 8.00% :	746.15
PW 10.00% :	585.60
PW 12.00% :	471.29
PW 15.00% :	353.10
PW 20.00% :	234.65

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Probable Rsv Class
Non-Producing Rsv Category

TABLE 6

MKM Engineering

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl -----	Estimated 8/8 Ths Production NGL ---- Mgal ----	Estimated 8/8 Ths Production Gas ----- MMcf-----	Net Production Oil ----- Mbbl -----	Net Production NGL ----- Mgal -----	Net Production Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0	0.02	0.00	-0.20	0.01	0.00	-0.01	64.44	0.00	3.58
2024	0	0.17	0.00	0.01	0.05	0.00	0.00	64.44	0.00	3.58
2025	0	0.41	0.00	0.01	0.12	0.00	0.00	64.44	0.00	3.58
2026	0	0.62	0.00	0.01	0.18	0.00	0.00	64.44	0.00	3.58
2027	0	0.80	0.00	0.01	0.22	0.00	0.00	64.44	0.00	3.58
2028	0	0.94	0.00	0.01	0.26	0.00	0.00	64.44	0.00	3.58
2029	0	1.05	0.00	0.01	0.30	0.00	0.00	64.44	0.00	3.58
2030	0	1.15	0.00	0.01	0.32	0.00	0.00	64.44	0.00	3.58
2031	0	1.22	0.00	0.01	0.34	0.00	0.00	64.44	0.00	3.58
2032	0	1.28	0.00	0.01	0.36	0.00	0.00	64.44	0.00	3.58
2033	0	1.32	0.00	0.01	0.37	0.00	0.00	64.44	0.00	3.58
2034	0	1.36	0.00	0.01	0.38	0.00	0.00	64.44	0.00	3.58
2035	0	1.39	0.00	0.01	0.39	0.00	0.00	64.44	0.00	3.58
Sub-T		11.74	0.00	-0.11	3.31	0.00	-0.01	64.44	0.00	0.00
After		51.00	0.00	15.08	14.36	0.00	1.01	64.44	0.00	3.58
Total		62.74	0.00	14.97	17.67	0.00	1.00	64.44	0.00	3.58
Cum.		0.00	0.00	0.00						
Ult.		62.74	0.00	14.97						

Year	Company Future Gross Revenue Oil ------ M$ ------	Company Future Gross Revenue NGL ------ M$ ------	Company Future Gross Revenue Gas ------ M$ ------	Company Future Gross Revenue Other ------ M$ ------	Company Future Gross Revenue Total ------ M$ ------	Prod & Adv Taxes Prod Tax ------ M$ ------	Prod & Adv Taxes Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ --------
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.38	0.00	-0.05	0.00	0.34	0.00	0.00	0.33
2024	3.16	0.00	0.00	0.00	3.16	0.08	0.00	3.09
2025	7.50	0.00	0.00	0.00	7.51	0.18	0.00	7.32
2026	11.34	0.00	0.00	0.00	11.34	0.27	0.00	11.06
2027	14.47	0.00	0.00	0.00	14.47	0.35	0.00	14.12
2028	17.07	0.00	0.00	0.00	17.08	0.41	0.00	16.66
2029	19.10	0.00	0.00	0.00	19.10	0.46	0.00	18.64
2030	20.78	0.00	0.00	0.00	20.78	0.50	0.00	20.27
2031	22.12	0.00	0.00	0.00	22.12	0.54	0.00	21.58
2032	23.25	0.00	0.00	0.00	23.25	0.56	0.00	22.69
2033	24.03	0.00	0.00	0.00	24.03	0.58	0.00	23.45
2034	24.67	0.00	0.00	0.00	24.67	0.60	0.00	24.08
2035	25.16	0.00	0.00	0.00	25.16	0.61	0.00	24.55
Sub-T	213.03	0.00	-0.03	0.00	213.01	5.15	0.00	207.85
After	925.34	0.00	3.62	0.00	928.96	22.74	0.00	906.22
Total	1,138.37	0.00	3.60	0.00	1,141.97	27.89	0.00	1,114.08

Year	Deductions Lease Net Costs ------ M$ ------	Deductions Net Investments ------ M$ ------	Deductions Trans. Costs ------ M$ ------	Deductions Net Profits ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Annual ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2022	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2023	0.03	0.00	0.00	0.00	0.30	0.30	0.25	0.25
2024	1.23	0.00	0.00	0.00	1.86	2.16	1.43	1.68
2025	2.92	0.00	0.00	0.00	4.41	6.56	3.10	4.78
2026	4.40	0.00	0.00	0.00	6.66	13.22	4.24	9.02
2027	5.62	0.00	0.00	0.00	8.50	21.72	4.91	13.93
2028	6.63	0.00	0.00	0.00	10.03	31.76	5.25	19.18
2029	7.42	0.00	0.00	0.00	11.23	42.98	5.32	24.49
2030	8.06	0.00	0.00	0.00	12.21	55.19	5.23	29.73
2031	8.58	0.00	0.00	0.00	13.00	68.19	5.05	34.78
2032	9.02	0.00	0.00	0.00	13.66	81.86	4.80	39.58
2033	9.32	0.00	0.00	0.00	14.12	95.98	4.49	44.07
2034	9.58	0.00	0.00	0.00	14.50	110.48	4.18	48.24
2035	9.77	0.00	0.00	0.00	14.79	125.27	3.86	52.10
Sub-T	82.58	0.00	0.00	0.00	125.27	125.27	52.10	52.10
After	573.78	0.00	0.00	0.00	332.45	332.45	30.95	30.95
Total	656.36	0.00	0.00	0.00	457.72	457.72	83.05	83.05

Present Worth Profile (M$)

PW 5.00% :	173.20
PW 8.00% :	109.01
PW 10.00% :	83.05
PW 12.00% :	64.80
PW 15.00% :	46.30
PW 20.00% :	28.47

Petrolia Energy - Utikuma Lake
Reserve and Economic Projection
As of 12/31/2021

Total Probable

TABLE 7

MKM Engineering

		Estimated 8/8 Ths Production			Net Production					
Year	Wells	Oil ---- Mbbl -----	NGL ---- Mgal ----	Gas ----- MMcf-----	Oil ----- Mbbl -----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2021	0	0.01	0.00	0.00	0.00	0.00	0.00	82.40	0.00	-51.03
2022	0	1.05	0.00	0.01	0.37	0.00	0.00	105.05	0.00	-196.66
2023	0	2.68	0.00	-0.18	0.96	0.00	-0.01	77.03	0.00	26.12
2024	0	3.54	0.00	0.03	1.27	0.00	0.00	72.84	0.00	-92.38
2025	0	4.35	0.00	0.02	1.54	0.00	0.00	70.50	0.00	-174.27
2026	0	5.14	0.00	-0.04	1.81	0.00	0.00	69.00	0.00	49.14
2027	0	5.59	0.00	0.25	1.96	0.00	0.02	68.18	0.00	2.69
2028	0	6.07	0.00	0.39	2.12	0.00	0.03	67.52	0.00	3.58
2029	0	6.43	0.00	0.53	2.25	0.00	0.05	67.04	0.00	3.58
2030	0	6.74	0.00	0.45	2.35	0.00	0.04	66.67	0.00	3.58
2031	0	7.32	0.00	0.65	2.56	0.00	0.06	66.29	0.00	3.58
2032	1	7.59	0.00	0.43	2.65	0.00	0.04	66.06	0.00	3.58
2033	3	8.65	0.00	0.86	3.01	0.00	0.07	65.73	0.00	3.58
2034	4	8.76	0.00	0.79	3.05	0.00	0.06	65.60	0.00	3.58
2035	4	9.22	0.00	0.62	3.22	0.00	0.05	64.83	0.00	3.58
Sub-T		83.13	0.00	4.80	29.11	0.00	0.41	67.81	0.00	0.87
After		270.04	0.00	25.26	93.80	0.00	1.87	64.44	0.00	3.58
Total		353.17	0.00	30.05	122.91	0.00	2.27	65.24	0.00	3.09
Cum.		0.00	0.00	0.00						
Ult.		353.17	0.00	30.05						

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue
Year	Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	after Sev & Adv ------- M$ --------
2021	0.18	0.00	0.00	0.00	0.18	0.00	0.00	0.18
2022	39.34	0.00	-0.21	0.00	39.13	0.93	0.00	38.20
2023	74.15	0.00	-0.30	0.00	73.85	1.77	0.00	72.08
2024	92.20	0.00	-0.22	0.00	91.97	2.21	0.00	89.76
2025	108.59	0.00	-0.20	0.00	108.39	2.61	0.00	105.79
2026	124.90	0.00	-0.19	0.00	124.71	3.00	0.00	121.70
2027	133.65	0.00	0.06	0.00	133.70	3.24	0.00	130.46
2028	143.35	0.00	0.12	0.00	143.47	3.48	0.00	139.99
2029	150.54	0.00	0.17	0.00	150.71	3.66	0.00	147.05
2030	156.65	0.00	0.14	0.00	156.79	3.80	0.00	152.99
2031	169.39	0.00	0.21	0.00	169.60	4.12	0.00	165.48
2032	174.90	0.00	0.14	0.00	175.03	4.25	0.00	170.79
2033	197.71	0.00	0.25	0.00	197.95	4.81	0.00	193.15
2034	200.06	0.00	0.23	0.00	200.29	4.86	0.00	195.42
2035	208.65	0.00	0.17	0.00	208.82	5.07	0.00	203.76
Sub-T	1,974.25	0.00	0.36	0.00	1,974.61	47.81	0.00	1,926.79
After	6,044.46	0.00	6.68	0.00	6,051.14	146.92	0.00	5,904.22
Total	8,018.71	0.00	7.04	0.00	8,025.74	194.73	0.00	7,831.02

	Deductions				Future Net Income Before Income Taxes			
					Undiscounted			
Year	Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Annual ------ M$ ------	Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2021	0.16	0.00	0.00	0.00	0.02	0.02	0.02	0.02
2022	41.70	0.00	0.00	0.00	-3.51	-3.48	-3.76	-3.74
2023	46.19	0.00	0.00	0.00	25.89	22.41	22.20	18.46
2024	48.95	0.00	0.00	0.00	40.82	63.23	31.73	50.19
2025	51.46	0.00	0.00	0.00	54.33	117.56	38.27	88.46
2026	56.03	0.00	0.00	0.00	65.67	183.23	41.91	130.37
2027	55.21	0.00	0.00	0.00	75.26	258.49	43.49	173.86
2028	56.79	0.00	0.00	0.00	83.20	341.69	43.53	217.38
2029	57.64	0.00	0.00	0.00	89.40	431.09	42.34	259.73
2030	58.22	0.00	0.00	0.00	94.77	525.86	40.64	300.36
2031	66.57	0.00	0.00	0.00	98.91	624.77	38.40	338.76
2032	68.68	0.00	0.00	0.00	102.11	726.88	35.88	374.65
2033	89.68	0.00	0.00	0.00	103.47	830.35	32.92	407.56
2034	91.47	0.00	0.00	0.00	103.95	934.30	29.94	437.50
2035	100.10	0.00	0.00	0.00	103.66	1,037.96	27.03	464.53
Sub-T	888.83	0.00	0.00	0.00	1,037.96	1,037.96	464.53	464.53
After	3,579.07	0.00	0.00	0.00	2,325.15	2,325.15	204.12	204.12
Total	4,467.90	0.00	0.00	0.00	3,363.11	3,363.11	668.65	668.65

Present Worth Profile (M$)

PW 5.00% :	1,313.49
PW 8.00% :	855.16
PW 10.00% :	668.65
PW 12.00% :	536.08
PW 15.00% :	399.40
PW 20.00% :	263.12

Tabular Summaries

Economic One-Liners

Project Name : **Petrolia Energy - Utikuma Lake**

As of Date: 12/31/2021

MKM ENGINEERING

TABLE 8

Lease Name *Risked* / UnRisked	*Reserve Category*	**Net Reserves** Oil (Mbbl)	Gas (MMcf)	**Net Revenue** Oil (M$)	Gas (M$)	Other (M$)	**Expense & Tax** (M$)	**Invest.** (M$)	**Cash Flow** Non-Disc. (M$)	Disc. CF (M$)	**Life** (years)
Proved Rsv Class											
Producing Rsv Category											
100/01-12-081-10W5/00 - BSRL NIPISI	*P-DP*	14.82	0.38	954.78	1.36	0.00	551.37	0.00	404.77	246.69	27.44
100/01-21-082-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/02-01-081-10W5/00 - BSRL NIPISI	*P-DP*	7.63	0.04	491.91	0.15	0.00	336.16	0.00	155.90	78.74	31.05
100/02-03-082-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/02-20-081-08W5/02 - BSRL NIPISI	*P-DP*	0.19	0.00	12.18	0.00	0.00	6.32	0.00	5.86	5.79	0.33
100/02-22-081-09W5/00 - BSRL NIPISI	*P-DP*	57.37	1.63	3,697.11	5.84	0.00	1,819.98	0.00	1,882.97	662.00	50.00
100/02-23-081-10W5/00 - BSRL NIPISI	*P-DP*	8.19	0.64	527.74	2.28	0.00	378.19	0.00	151.83	82.06	27.53
100/02-25-081-09W5/00 - BSRL NIPISI	*P-DP*	4.08	0.61	263.22	2.20	0.00	199.99	0.00	65.44	43.49	15.27
100/02-28-081-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/04-03-082-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/04-16-081-09W5/00 - BSRL NIPISI	*P-DP*	5.83	0.95	375.76	3.41	0.00	270.17	0.00	108.99	73.07	18.95
100/04-20-082-09W5/00 - BSRL NIPISI	*P-DP*	16.46	0.23	1,060.74	0.81	0.00	676.19	0.00	385.37	171.03	42.10
100/04-35-081-09W5/00 - BSRL NIPISI	*P-DP*	4.36	0.64	281.03	2.28	0.00	217.97	0.00	65.34	42.37	17.13
100/05-23-081-09W5/00 - BSRL NIPISI	*P-DP*	10.95	1.00	705.49	3.57	0.00	446.97	0.00	262.09	144.81	26.15
100/05-25-081-09W5/00 - BSRL NIPISI	*P-DP*	0.82	0.06	52.61	0.20	0.00	45.52	0.00	7.29	6.61	4.15
100/05-27-081-09W5/00 - BSRL NIPISI	*P-DP*	0.25	0.02	15.99	0.05	0.00	8.11	0.00	7.93	7.85	0.25
100/06-18-082-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/06-19-081-09W5/00 - BSRL NIPISI	*P-DP*	0.19	0.01	12.39	0.02	0.00	6.55	0.00	5.86	5.80	0.25
100/06-23-082-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/06-34-081-09W5/00 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/07-22-082-09W5/02 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/07-25-081-09W5/00 - BSRL NIPISI	*P-DP*	2.64	0.38	170.17	1.35	0.00	125.09	0.00	46.43	36.29	9.16
100/07-25-081-10W5/00 - BSRL NIPISI	*P-DP*	23.58	1.25	1,519.77	4.49	0.00	881.93	0.00	642.33	309.46	43.39
100/07-27-081-09W5/00 - BSRL NIPISI	*P-DP*	0.30	0.01	19.19	0.03	0.00	9.36	0.00	9.85	9.76	0.25
100/08-01-081-10W5/03 - BSRL NIPISI	*P-DP*	17.15	0.54	1,104.95	1.95	0.00	637.59	0.00	469.30	221.40	41.94
100/08-03-082-09W5/00 - BSRL NIPISI	*P-DP*	3.91	0.19	252.18	0.67	0.00	162.29	0.00	90.57	71.11	10.06
100/08-05-082-09W5/02 - BSRL NIPISI	*P-DP*	47.69	0.71	3,073.02	2.54	0.00	1,554.41	0.00	1,521.16	507.06	50.00
100/08-10-082-09W5/00 - BSRL NIPISI	*P-DP*	3.39	0.32	218.24	1.15	0.00	154.58	0.00	64.81	51.97	10.97
100/08-15-081-10W5/02 - BSRL NIPISI	*P-DP*	13.98	0.06	900.68	0.21	0.00	595.46	0.00	305.43	133.60	40.97
100/08-26-081-09W5/00 - BSRL NIPISI	*P-DP*	11.94	0.23	769.63	0.81	0.00	478.97	0.00	291.47	163.37	28.38
100/09-27-081-09W5/02 - BSRL NIPISI	*P-DP*	36.94	0.83	2,380.72	2.99	0.00	1,227.54	0.00	1,156.17	608.32	42.42
100/09-28-082-10W5/00 - BSRL NIPISI	*P-DP*	24.31	0.13	1,566.83	0.48	0.00	917.67	0.00	649.64	285.64	48.10
100/10-01-081-10W5/00 - VERMILION	*P-DP*	20.32	0.53	1,309.35	1.89	0.00	715.04	0.00	596.21	320.91	34.10

Economic One-Liners

Project Name : **Petrolia Energy - Utikuma Lake**

As of Date: 12/31/2021

MKM ENGINEERING

TABLE 8

Lease Name *Risked* / **UnRisked**	*Reserve Category*	**Net Reserves** **Oil (Mbbl)**	**Net Reserves** **Gas (MMcf)**	**Net Revenue** **Oil (M$)**	**Net Revenue** **Gas (M$)**	**Net Revenue** **Other (M$)**	**Expense & Tax (M$)**	**Invest. (M$)**	**Cash Flow** **Non-Disc. (M$)**	**Cash Flow** **Disc. CF (M$)**	**Life (years)**
100/10-10-082-09W5/00 - BSRL NIPISI	P-DP	12.77	0.92	822.66	3.31	0.00	542.15	0.00	283.82	141.96	34.60
100/10-20-081-08W5/02 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/10-24-081-09W5/00 - BSRL NIPISI	P-DP	0.58	0.10	37.16	0.36	0.00	34.66	0.00	2.86	2.60	3.28
100/10-26-081-09W5/00 - BSRL NIPISI	P-DP	17.41	0.22	1,121.60	0.80	0.00	675.22	0.00	447.18	221.33	37.48
100/10-34-081-09W5/00 - BSRL NIPISI	P-DP	17.06	0.50	1,099.14	1.78	0.00	675.70	0.00	425.23	205.25	38.77
100/11-06-081-09W5/02 - BSRL NIPISI	P-DP	4.56	0.17	293.93	0.59	0.00	183.26	0.00	111.26	64.17	25.87
100/12-04-082-09W5/00 - BSRL NIPISIS	P-DP	13.64	0.40	878.75	1.45	0.00	493.97	0.00	386.23	251.41	22.77
100/12-16-081-08W5/00 - BSRL NIPISI	P-DP	0.06	0.02	3.92	0.06	0.00	3.61	0.00	0.37	0.36	0.33
100/12-16-081-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/12-20-081-08W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/12-21-081-08W5/00 - BSRL NIPISI	P-DP	29.44	1.08	1,897.27	3.86	0.00	1,073.15	0.00	827.98	327.82	50.00
100/13-07-082-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/13-08-081-08W5/00 - BSRL NIPISI	P-DP	5.85	0.71	376.81	2.54	0.00	269.74	0.00	109.62	65.15	21.32
100/13-08-081-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/13-27-081-09W5/00 - BSRL NIPISI	P-DP	14.89	1.75	959.67	6.26	0.00	626.83	0.00	339.11	159.91	38.28
100/13-35-081-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.14	0.00	0.00	0.07	0.00	0.07	0.07	0.00
100/14-01-081-09W5/00 - BSRL NIPISI	P-DP	35.51	0.17	2,288.25	0.62	0.00	1,226.09	0.00	1,062.78	459.11	50.00
100/14-11-081-09W5/00 - BSRL NIPISI	P-DP	30.26	1.48	1,949.67	5.32	0.00	1,049.97	0.00	905.01	469.29	41.39
100/14-18-082-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/14-26-081-09W5/00 - BSRL NIPISI	P-DP	3.90	0.11	251.54	0.39	0.00	182.45	0.00	69.48	48.19	13.83
100/15-01-081-10W5/00 - BSRL NIPISI	P-DP	10.97	0.90	707.02	3.22	0.00	427.50	0.00	282.75	174.70	22.74
100/15-08-081-09W5/00 - BSRL NIPISI	P-DP	8.89	0.79	572.59	2.81	0.00	382.38	0.00	193.03	110.10	24.75
100/15-13-081-10W5/02 - BSRL NIPISI	P-DP	23.00	1.37	1,481.86	4.92	0.00	904.62	0.00	582.16	239.12	50.00
100/15-33-081-09W5/00 - BSRL NIPISI	P-DP	3.56	0.10	229.68	0.35	0.00	159.43	0.00	70.60	52.22	11.35
100/15-34-081-09W5/00 - BSRL NIPISI	P-DP	44.30	0.71	2,854.78	2.53	0.00	1,464.43	0.00	1,392.88	533.49	50.00
100/16-05-081-09W5/00 - BSRL NIPISI	P-DP	5.00	0.18	321.97	0.65	0.00	223.96	0.00	98.66	60.49	21.57
100/16-06-081-09W5/00 - BSRL NIPISI	P-DP	2.46	0.40	158.20	1.44	0.00	116.18	0.00	43.46	32.90	10.92
100/16-13-081-10W5/00 - BSRL NIPISI	P-DP	32.20	1.04	2,075.09	3.74	0.00	1,146.14	0.00	932.70	364.12	50.00
100/16-18-082-09W5/00 - BSRL NIPISI	P-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/16-24-081-09W5/00 - BSRL NIPISI	P-DP	29.00	0.52	1,868.74	1.87	0.00	1,056.36	0.00	814.26	348.64	50.00
100/16-26-081-09W5/00 - BSRL NIPISI	P-DP	19.59	0.12	1,262.57	0.41	0.00	760.48	0.00	502.50	230.80	42.48
102/05-17-082-09W5/00 - BSRL NIPISI	P-DP	0.10	0.00	6.40	0.00	0.00	2.98	0.00	3.42	3.41	0.09
102/10-28-081-09W5/00 - BSRL NIPISI	P-DP	0.13	0.01	8.42	0.04	0.00	4.50	0.00	3.97	3.94	0.16
102/14-01-081-10W5/02 - BSRL NIPISI	P-DP	11.93	1.65	768.66	5.90	0.00	475.86	0.00	298.71	167.53	27.56
102/14-11-081-09W5/00 - BSRL NIPISI	P-DP	35.32	0.23	2,275.71	0.84	0.00	1,221.48	0.00	1,055.07	395.47	50.00

Economic One-Liners

Project Name : **Petrolia Energy - Utikuma Lake**

As of Date: 12/31/2021

MKM ENGINEERING

TABLE 8

Lease Name ***Risked*** **/ UnRisked**	*Reserve Category*	**Net Reserves** **Oil (Mbbl)**	**Net Reserves** **Gas (MMcf)**	**Net Revenue** **Oil (M$)**	**Net Revenue** **Gas (M$)**	**Net Revenue** **Other (M$)**	**Expense & Tax (M$)**	**Invest. (M$)**	**Cash Flow** **Non-Disc. (M$)**	**Cash Flow** **Disc. CF (M$)**	**Life (years)**
102/14-22-082-09W5/02 - BSRL NIPISI	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
103/01-20-082-09W5/02 - BSRL NIPISI (	*P-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
FIELD OPEX	*P-DP*	0.12	0.00	0.00	0.00	0.00	163.55	0.00	-163.55	-70.56	26.00
	Total	**749.77**	**27.04**	**48,307.89**	**96.85**	**0.00**	**27,970.11**	**0.00**	**20,434.63**	**9,352.22**	**50.00**
Proved Rsv Class											
Non-Producing Rsv Category											
100/02-17-081-09W5/00 - BSRL UTIKIN	*P-NP*	42.75	2.92	2,754.96	10.45	0.00	1,366.87	35.21	1,363.34	391.58	50.00
100/03-11-082-09W5/00 - BSRL UTIKIN	*P-NP*	4.36	0.47	280.68	1.69	0.00	193.18	35.21	53.97	18.38	19.84
100/04-11-082-09W5/00 - BSRL UTIKIN	*P-NP*	14.86	1.10	957.80	3.94	0.00	605.43	29.34	326.96	64.79	50.00
100/04-12-082-09W5/00 - BSRL UTIKIN	*P-NP*	5.54	0.71	356.98	2.55	0.00	258.99	35.21	65.33	18.07	26.45
100/04-24-081-10W5/00 - BSRL UTIKIN	*P-NP*	20.98	0.50	1,351.84	1.80	0.00	762.43	29.34	561.87	172.43	50.00
100/04-25-081-09W5/00 - BSRL NIPISI	*P-NP*	4.81	1.25	309.72	4.47	0.00	241.42	0.00	72.77	43.09	18.20
100/05-12-082-09W5/00 - BSRL UTIKIN	*P-NP*	10.02	2.08	645.95	7.46	0.00	381.93	35.21	236.28	118.62	24.41
100/06-22-082-09W5/00 - BSRL UTIKIN	*P-NP*	10.73	2.44	691.50	8.75	0.00	415.78	51.35	233.12	103.97	27.21
100/09-02-082-09W5/02 - BSRL UTIKIN	*P-NP*	12.99	2.01	837.11	7.21	0.00	496.20	44.01	304.11	116.38	33.96
100/12-06-081-09W5/02 - BSRL UTIKIN	*P-NP*	6.10	0.65	393.35	2.32	0.00	242.62	35.21	117.83	59.53	19.17
100/12-30-081-09W5/00 - BSRL NIPISI	*P-NP*	0.00	0.00	0.00	0.00	0.00	2.78	0.00	-2.78	-2.71	0.50
	Total	**133.15**	**14.14**	**8,579.90**	**50.64**	**0.00**	**4,967.64**	**330.09**	**3,332.81**	**1,104.13**	**50.00**
Proved Rsv Class	**Total**	**882.92**	**41.18**	**56,887.79**	**147.49**	**0.00**	**32,937.75**	**330.09**	**23,767.44**	**10,456.35**	**50.00**
Probable Rsv Class											
Producing Rsv Category											
100/01-12-081-10W5/0{incr} - BSRL UT	*PR-DP*	2.11	0.14	135.95	0.51	0.00	87.38	0.00	49.08	13.26	32.78
100/02-01-081-10W5/0{incr} - BSRL UT	*PR-DP*	0.66	0.00	42.74	0.00	0.00	31.53	0.00	11.21	2.09	34.29
100/02-20-081-08W5/2{incr} - BSRL NI	*PR-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.33
100/02-22-081-09W5/0{incr} - BSRL UT	*PR-DP*	2.59	0.00	166.62	0.00	0.00	68.67	0.00	97.94	9.78	50.00
100/02-23-081-10W5/0{incr} - BSRL UT	*PR-DP*	0.62	0.00	39.74	0.00	0.00	30.47	0.00	9.27	1.95	30.03
100/02-25-081-09W5/0{incr} - BSRL UT	*PR-DP*	0.31	0.03	19.95	0.12	0.00	15.83	0.00	4.24	1.67	16.57
100/04-03-082-09W5/0{incr} - BSRL UT	*PR-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/04-16-081-09W5/0{incr} - BSRL NI	*PR-DP*	0.45	0.05	28.69	0.19	0.00	22.38	0.00	6.50	2.13	20.75
100/04-20-082-09W5/0{incr} - BSRL UT	*PR-DP*	1.54	0.00	99.27	0.00	0.00	70.06	0.00	29.21	3.55	47.28
100/04-25-081-09W5/0{incr} - BSRL UT	*PR-DP*	0.23	0.04	15.13	0.16	0.00	12.59	0.00	2.70	0.79	19.26
100/04-35-081-09W5/0{incr} - BSRL UT	*PR-DP*	0.75	0.05	48.52	0.16	0.00	38.84	0.00	9.85	3.52	20.40
100/05-23-081-09W5/0{incr} - BSRL UT	*PR-DP*	2.66	0.12	171.35	0.42	0.00	115.90	0.00	55.87	13.03	34.00
100/05-25-081-09W5/0{incr} - BSRL UT	*PR-DP*	0.05	0.00	3.16	0.01	0.00	2.81	0.00	0.36	0.28	4.41
100/05-27-081-09W5/0{incr} - BSRL UT	*PR-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.25

Economic One-Liners

Project Name : **Petrolia Energy - Utikuma Lake**

As of Date: 12/31/2021

MKM ENGINEERING

TABLE 8

Lease Name *Risked* / **UnRisked**	*Reserve Category*	**Net Reserves** **Oil** **(Mbbl)**	**Gas** **(MMcf)**	**Net Revenue** **Oil** **(M$)**	**Gas** **(M$)**	**Other** **(M$)**	**Expense & Tax** **(M$)**	**Invest.** **(M$)**	**Cash Flow** **Non-Disc.** **(M$)**	**Disc. CF** **(M$)**	**Life** **(years)**
100/06-18-082-09W5/0{incr} - VERMILI	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/06-19-081-09W5/0{incr} - BSRL UT	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.25
100/07-25-081-09W5/0{incr} - BSRL UT	PR-DP	0.23	0.02	14.78	0.08	0.00	11.40	0.00	3.45	1.96	10.07
100/07-25-081-10W5/0{incr} - BSRL UT	PR-DP	2.93	0.00	188.98	0.00	0.00	115.12	0.00	73.86	11.32	50.00
100/07-27-081-09W5/0{incr} - BSRL UT	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.25
100/08-01-081-10W5/03{incr} - BSRL N	PR-DP	3.30	0.00	212.84	0.00	0.00	121.75	0.00	91.08	11.78	50.00
100/08-03-082-09W5/0{incr} - BSRL UT	PR-DP	5.09	0.00	327.81	0.00	0.00	210.91	0.00	116.89	54.49	23.54
100/08-05-082-09W5/2{incr} - BSRL UT	PR-DP	1.64	0.00	105.91	0.00	0.00	43.65	0.00	62.26	5.56	50.00
100/08-10-082-09W5/0{incr} - BSRL UT	PR-DP	0.66	0.03	42.60	0.11	0.00	31.01	0.00	11.70	6.47	13.31
100/08-15-081-10W5/2{incr} - BSRL UT	PR-DP	1.10	0.00	71.13	0.00	0.00	51.98	0.00	19.15	2.17	45.13
100/08-26-081-09W5/0{incr} - BSRL UT	PR-DP	1.32	-0.01	85.15	-0.02	0.00	58.10	0.00	27.02	6.24	32.48
100/09-27-081-09W5/02{incr} - BSRL N	PR-DP	4.35	0.00	280.46	0.00	0.00	158.25	0.00	122.20	19.33	50.00
100/09-28-082-10W5/0{incr} - BSRL UT	PR-DP	1.76	0.00	113.19	0.00	0.00	57.38	0.00	55.81	6.48	50.00
100/10-01-081-10W5/0{incr} - BSRL NI	PR-DP	2.94	0.00	189.69	0.00	0.00	113.46	0.00	76.23	16.19	41.15
100/10-10-082-09W5/0{incr} - BSRL UT	PR-DP	6.86	0.00	442.03	0.00	0.00	268.88	0.00	173.15	35.41	50.00
100/10-26-081-09W5/0{incr} - BSRL UT	PR-DP	2.18	0.00	140.79	0.00	0.00	92.82	0.00	47.96	8.38	43.67
100/10-34-081-09W5/0{incr} - BSRL UT	PR-DP	1.82	0.00	117.56	0.00	0.00	79.89	0.00	37.67	5.70	44.35
100/11-06-081-09W5/2{incr} - BSRL NI	PR-DP	0.48	0.00	30.66	0.00	0.00	20.91	0.00	9.75	2.42	29.40
100/12-04-082-09W5/0{incr} - BSRL UT	PR-DP	4.83	0.19	409.35	-0.43	0.00	315.40	0.00	93.52	-3.63	31.24
100/12-16-081-08W5/00{incr} - BSRL N	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.33
100/12-16-081-09W5/0{incr} - BSRL UT	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/12-21-081-08W5/0{incr} - BSRL NI	PR-DP	1.63	0.00	105.11	0.00	0.00	43.32	0.00	61.79	6.86	50.00
100/12-30-081-09W5/0{incr} - BSRL UT	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/13-08-081-08W5/0{incr} - BSRL NI	PR-DP	2.01	0.11	129.48	0.40	0.00	90.78	0.00	39.10	13.00	28.51
100/13-08-081-09W5/0{incr} - BSRL NI	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/13-27-081-09W5/0{incr} - BSRL UT	PR-DP	1.40	0.06	90.23	0.22	0.00	64.49	0.00	25.96	3.66	43.03
100/13-35-081-09W5/0{incr} - BSRL UT	PR-DP	0.00	0.00	0.14	0.00	0.00	0.07	0.00	0.07	0.07	0.00
100/14-01-081-09W5/0{incr} - BSRL NI	PR-DP	2.45	0.00	157.63	0.00	0.00	64.97	0.00	92.66	10.96	50.00
100/14-11-081-09W5/00{incr} - BSRL N	PR-DP	22.09	0.00	1,423.61	0.00	0.00	635.21	0.00	788.40	166.12	50.00
100/14-18-082-09W5/00{incr} - BSRL N	PR-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
100/14-26-081-09W5/0{incr} - BSRL UT	PR-DP	0.46	0.00	29.57	0.00	0.00	21.98	0.00	7.58	3.48	15.57
100/15-01-081-10W5/0{incr} - BSRL RE	PR-DP	6.10	0.19	393.09	0.68	0.00	237.85	0.00	155.92	49.74	35.90
100/15-08-081-09W5/0{incr} - BSRL NI	PR-DP	1.48	0.05	95.68	0.17	0.00	63.89	0.00	31.96	11.33	29.01
100/15-13-081-10W5/2{incr} - BSRL UT	PR-DP	1.10	0.00	70.81	0.00	0.00	29.18	0.00	41.62	4.13	50.00
100/15-33-081-09W5/0{incr} - BSRL UT	PR-DP	0.97	0.00	62.75	0.00	0.00	42.26	0.00	20.49	11.30	14.26

Economic One-Liners

Project Name : Petrolia Energy - Utikuma Lake

As of Date: 12/31/2021

MKM ENGINEERING

TABLE 8

Lease Name *Risked* / UnRisked	*Reserve Category*	Net Reserves Oil (Mbbl)	 Gas (MMcf)	Net Revenue Oil (M$)	 Gas (M$)	 Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	 Disc. CF (M$)	Life (years)
100/15-34-081-09W5/0{incr} - BSRL UT	*PR-DP*	2.41	0.00	154.98	0.00	0.00	63.88	0.00	91.10	9.98	50.00
100/16-05-081-09W5/0{incr} - BSRL NII	*PR-DP*	0.47	0.00	30.09	0.00	0.00	22.36	0.00	7.73	2.33	23.96
100/16-06-081-09W5/0{incr} - BSRL RE	*PR-DP*	3.02	0.22	194.44	0.79	0.00	135.03	0.00	60.21	28.14	23.13
100/16-13-081-10W5/0{incr} - BSRL UT	*PR-DP*	1.59	0.00	102.24	0.00	0.00	42.14	0.00	60.10	5.97	50.00
100/16-24-081-09W5/0{incr} - BSRL UT	*PR-DP*	1.65	0.00	106.41	0.00	0.00	43.86	0.00	62.55	7.07	50.00
100/16-26-081-09W5/0{incr} - BSRL UT	*PR-DP*	1.94	-0.03	125.28	-0.13	0.00	84.70	0.00	40.45	5.08	48.41
102/05-17-082-09W5/0{incr} - BSRL UT	*PR-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.09
102/10-28-081-09W5/0{incr} - BSRL 102	*PR-DP*	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.16
102/14-01-081-10W5/02{incr} - BSRL N	*PR-DP*	1.00	0.00	64.74	0.00	0.00	45.01	0.00	19.73	4.08	30.81
	Total	**105.25**	**1.27**	**6,880.34**	**3.44**	**0.00**	**3,978.38**	**0.00**	**2,905.40**	**585.60**	**50.00**
Probable Rsv Class											
Non-Producing Rsv Category											
100/02-17-081-09W5/0{incr} - BSRL UT	*PR-NP*	1.40	0.00	90.00	0.00	0.00	37.08	0.00	52.91	3.89	50.00
100/03-11-082-09W5/0{incr} - BSRL UT	*PR-NP*	1.62	0.10	104.09	0.35	0.00	73.20	0.00	31.25	8.77	26.80
100/04-11-082-09W5/0{incr} - BSRL UT	*PR-NP*	1.49	0.00	95.81	0.00	0.00	39.49	0.00	56.32	5.00	50.00
100/04-12-082-09W5/0{incr} - BSRL UT	*PR-NP*	2.54	0.12	163.62	0.42	0.00	120.29	0.00	43.75	8.78	38.71
100/04-24-081-10W5/0{incr} - BSRL UT	*PR-NP*	0.93	0.00	59.93	0.00	0.00	24.70	0.00	35.23	2.75	50.00
100/05-12-082-09W5/0{incr} - BSRL UT	*PR-NP*	3.75	0.39	241.71	1.39	0.00	147.45	0.00	95.65	26.34	34.90
100/06-22-082-09W5/0{incr} - BSRL UT	*PR-NP*	1.02	0.16	65.53	0.57	0.00	44.77	0.00	21.34	4.38	31.07
100/09-02-082-09W5/2{incr} - BSRL UT	*PR-NP*	4.41	0.24	283.93	0.87	0.00	173.96	0.00	110.84	20.01	46.92
100/12-06-081-09W5/2{incr} - BSRL UT	*PR-NP*	0.52	0.00	33.74	0.00	0.00	23.32	0.00	10.42	3.13	21.40
	Total	**17.67**	**1.00**	**1,138.37**	**3.60**	**0.00**	**684.25**	**0.00**	**457.72**	**83.05**	**50.00**
Probable Rsv Class	**Total**	**122.91**	**2.27**	**8,018.71**	**7.04**	**0.00**	**4,662.63**	**0.00**	**3,363.11**	**668.65**	**50.00**
Grand Total	**Total**	**1,005.83**	**43.46**	**64,906.50**	**154.52**	**0.00**	**37,600.38**	**330.09**	**27,130.55**	**11,125.00**	**50.00**

Gross Ultimates, Interests & Prices

GROSS ULTIMATE, REMAINING AND CUMULATIVE RESERVES
and EVALUATED INTERESTS

TABLE 9

As of 12/31/2021

Lease Name	Reserve Category	Ultimate Oil (MBbls)	Ultimate Gas (MMcf)	Rem Oil (MBbls)	Rem Gas (MMcf)	Cum Oil (MBbls)	Cum Gas (MMcf)	Working Interest Decimal	Revenue Interest Decimal
Proved Reserve Class									
Producing Reserve Category									
100/01-12-081-10W5/00 - BSRL NIPISI 1-12-81-10	P-DP	196.36	50.35	39.51	4.26	156.85	46.09	0.50000000	0.37500000
100/01-21-082-09W5/00 - BSRL NIPISI 01-21-82-9	P-DP	64.77	28.08	0.00	0.00	64.77	28.08	0.50000000	0.37500000
100/02-01-081-10W5/00 - BSRL NIPISI 2-1-81-10	P-DP	84.79	3.33	26.77	0.60	58.02	2.72	0.37540000	0.28155000
100/02-03-082-09W5/00 - BSRL NIPISI 2-3-82-9	P-DP	1,381.14	470.74	0.00	0.00	1,381.14	470.74	0.50000000	0.37500000
100/02-20-081-08W5/02 - BSRL NIPISI 2-20-81-8	P-DP	206.45	87.86	0.72	0.02	205.72	87.85	0.35000000	0.26250000
100/02-22-081-09W5/00 - BSRL NIPISI 2-22-81-9	P-DP	1,409.15	576.10	152.99	18.23	1,256.16	557.86	0.50000000	0.37500000
100/02-23-081-10W5/00 - BSRL NIPISI 2-23-81-10	P-DP	266.32	114.51	21.84	7.12	244.49	107.39	0.50000000	0.37500000
100/02-25-081-09W5/00 - BSRL NIPISI 2-25-81-9	P-DP	1,213.82	397.17	10.89	6.87	1,202.93	390.31	0.50000000	0.37500000
100/02-28-081-09W5/00 - BSRL NIPISI 2-28-81-9	P-DP	202.44	83.67	0.00	0.00	202.44	83.67	0.50000000	0.37500000
100/04-03-082-09W5/00 - BSRL NIPISI 4-3-82-9	P-DP	1,272.36	503.98	0.00	0.00	1,272.36	503.98	0.50000000	0.37500000
100/04-16-081-09W5/00 - BSRL NIPISI 4-16-81-9	P-DP	1,221.30	486.78	15.55	10.66	1,205.75	476.12	0.50000000	0.37500000
100/04-20-082-09W5/00 - BSRL NIPISI 4-20-82-9	P-DP	264.40	88.85	43.90	2.54	220.51	86.32	0.50000000	0.37500000
100/04-35-081-09W5/00 - BSRL NIPISI 4-35-81-9	P-DP	238.92	76.07	11.63	7.11	227.29	68.96	0.50000000	0.37500000
100/05-23-081-09W5/00 - BSRL NIPISI 5-23-81-9	P-DP	214.79	79.50	29.19	11.16	185.59	68.34	0.50000000	0.37500000
100/05-25-081-09W5/00 - BSRL NIPISI 5-25-81-9	P-DP	215.28	57.78	2.18	0.63	213.10	57.15	0.50000000	0.37500000
100/05-27-081-09W5/00 - BSRL NIPISI 5-27-81-9	P-DP	223.56	84.86	0.66	0.17	222.90	84.69	0.50000000	0.37500000
100/06-18-082-09W5/00 - BSRL NIPISI 6-18-82-9	P-DP	1,310.56	508.97	0.00	0.00	1,310.56	508.97	0.50000000	0.37500000
100/06-19-081-09W5/00 - BSRL NIPISI 6-19-81-9	P-DP	59.87	17.26	0.51	0.07	59.36	17.19	0.50000000	0.37500000
100/06-23-082-09W5/00 - BSRL NIPISI 6-23-82-9	P-DP	381.67	115.16	0.00	0.00	381.67	115.16	0.50000000	0.37500000
100/06-34-081-09W5/00 - BSRL NIPISI 6-34-81-9	P-DP	271.76	63.29	0.00	0.00	271.76	63.29	0.50000000	0.37500000
100/07-22-082-09W5/02 - BSRL NIPISI 07-22-82-9	P-DP	203.71	73.95	0.00	0.00	203.71	73.95	0.50000000	0.37500000
100/07-25-081-09W5/00 - BSRL NIPISI 7-25-81-9	P-DP	89.26	50.95	7.04	4.21	82.22	46.75	0.50000000	0.37500000
100/07-25-081-10W5/00 - BSRL NIPISI 7-25-81-10	P-DP	1,458.58	589.20	62.89	14.03	1,395.69	575.17	0.50000000	0.37500000
100/07-27-081-09W5/00 - BSRL NIPISI 7-27-81-9	P-DP	437.65	150.06	0.79	0.08	436.86	149.98	0.50000000	0.37500000
100/08-01-081-10W5/03 - BSRL NIPISI 8-1-81-10	P-DP	161.15	21.91	60.90	8.11	100.25	13.80	0.37540000	0.28155000
100/08-03-082-09W5/00 - BSRL NIPISI 8-3-82-9	P-DP	184.99	45.63	10.44	2.11	174.55	43.53	0.50000000	0.37500000
100/08-05-082-09W5/02 - BSRL NIPISI 8-5-82-9	P-DP	2,526.53	987.93	127.17	7.94	2,399.36	979.99	0.50000000	0.37500000
100/08-10-082-09W5/00 - BSRL NIPISI 8-10-82-9	P-DP	84.86	11.91	9.03	3.58	75.83	8.33	0.50000000	0.37500000
100/08-15-081-10W5/02 - BSRL NIPISI 8-15-81-10	P-DP	178.44	43.00	38.42	0.69	140.02	42.31	0.48500000	0.36375000
100/08-26-081-09W5/00 - BSRL NIPISI 8-26-81-9	P-DP	740.05	222.10	31.85	2.54	708.20	219.56	0.50000000	0.37500000
100/09-27-081-09W5/02 - BSRL NIPISI 9-27-81-9	P-DP	356.55	113.06	98.52	9.33	258.03	103.72	0.50000000	0.37500000
100/09-28-082-10W5/00 - BSRL NIPISI 9-28-82-10	P-DP	432.29	136.08	64.84	1.49	367.45	134.59	0.50000000	0.37500000
100/10-01-081-10W5/00 - VERMILION NIPISI 10-1-81-10	P-DP	331.55	190.54	60.96	6.66	270.60	183.89	0.44445000	0.33333750
100/10-10-082-09W5/00 - BSRL NIPISI 10-10-82-9	P-DP	155.38	64.28	34.04	10.34	121.34	53.94	0.50000000	0.37500000
100/10-20-081-08W5/02 - BSRL NIPISI 10-20-81-8	P-DP	139.66	26.71	0.00	0.00	139.66	26.71	0.50000000	0.37500000
100/10-24-081-09W5/00 - BSRL NIPISI 10-24-81-9	P-DP	1,375.70	486.01	1.54	1.14	1,374.16	484.88	0.50000000	0.37500000
100/10-26-081-09W5/00 - BSRL NIPISI 10-26-81-9	P-DP	3,345.09	1,206.12	46.41	2.50	3,298.68	1,203.62	0.50000000	0.37500000
100/10-34-081-09W5/00 - BSRL NIPISI 10-34-81-9	P-DP	2,003.30	661.20	45.48	5.57	1,957.81	655.64	0.50000000	0.37500000
100/11-06-081-09W5/02 - BSRL NIPISI 11-6-81-9	P-DP	289.51	137.40	29.21	4.44	260.31	132.96	0.20822000	0.15616500

GROSS ULTIMATE, REMAINING AND CUMULATIVE RESERVES
and EVALUATED INTERESTS

TABLE 9

As of 12/31/2021

Lease Name	Reserve Category	Ultimate Oil (MBbls)	Ultimate Gas (MMcf)	Rem Oil (MBbls)	Rem Gas (MMcf)	Cum Oil (MBbls)	Cum Gas (MMcf)	Working Interest Decimal	Revenue Interest Decimal
100/12-04-082-09W5/00 - BSRL NIPISIS 12-04-82-09	P-DP	1,595.08	562.61	36.36	4.53	1,558.71	558.08	0.50000000	0.37500000
100/12-16-081-08W5/00 - BSRL NIPISI 12-16-81-8	P-DP	104.42	20.15	0.16	0.19	104.26	19.97	0.50000000	0.37500000
100/12-16-081-09W5/00 - BSRL NIPISI 12-16-81-9	P-DP	273.97	87.09	0.00	0.00	273.97	87.09	0.50000000	0.37500000
100/12-20-081-08W5/00 - BSRL NIPISI 12-20-81-8	P-DP	16.74	3.83	0.00	0.00	16.74	3.83	0.50000000	0.37500000
100/12-21-081-08W5/00 - BSRL NIPISI 12-21-81-8	P-DP	671.08	160.09	78.51	12.06	592.56	148.04	0.50000000	0.37500000
100/13-07-082-09W5/00 - BSRL NIPISI 13-7-82-9	P-DP	854.52	297.23	0.00	0.00	854.52	297.23	0.50000000	0.37500000
100/13-08-081-08W5/00 - BSRL NIPISI 13-8-81-8	P-DP	260.08	63.81	17.33	8.83	242.76	54.98	0.45000000	0.33750000
100/13-08-081-09W5/00 - BSRL NIPISI 13-8-81-9	P-DP	892.46	384.79	0.00	0.00	892.46	384.79	0.50000000	0.37500000
100/13-27-081-09W5/00 - BSRL NIPISI 13-27-81-9	P-DP	206.22	90.54	39.71	19.56	166.51	70.97	0.50000000	0.37500000
100/13-35-081-09W5/00 - BSRL NIPISI 13-35-81-9	P-DP	195.40	48.40	0.01	0.00	195.39	48.40	0.50000000	0.37500000
100/14-01-081-09W5/00 - BSRL NIPISI 14-1-81-9	P-DP	324.87	37.08	94.69	1.94	230.18	35.14	0.50000000	0.37500000
100/14-11-081-09W5/00 - BSRL NIPISI 14-11-81-9	P-DP	1,769.16	775.47	80.68	16.60	1,688.48	758.87	0.50000000	0.37500000
100/14-18-082-09W5/00 - BSRL NIPISI 14-18-82-9	P-DP	423.26	186.83	0.00	0.00	423.26	186.83	0.50000000	0.37500000
100/14-26-081-09W5/00 - BSRL NIPISI 14-26-81-9	P-DP	138.76	47.24	10.41	1.23	128.35	46.01	0.50000000	0.37500000
100/15-01-081-10W5/00 - BSRL NIPISI 15-181-10	P-DP	113.30	22.11	29.26	10.06	84.04	12.05	0.50000000	0.37500000
100/15-08-081-09W5/00 - BSRL NIPISI 15-8-81-9	P-DP	1,359.15	522.45	23.70	8.79	1,335.46	513.66	0.50000000	0.37500000
100/15-13-081-10W5/02 - BSRL NIPISI 15-13-81-10	P-DP	303.86	107.30	61.32	15.37	242.54	91.93	0.50000000	0.37500000
100/15-33-081-09W5/00 - BSRL NIPISI 15-33-81-9	P-DP	587.38	231.84	9.50	1.10	577.88	230.75	0.50000000	0.37500000
100/15-34-081-09W5/00 - BSRL NIPISI 15-34-81-9	P-DP	639.39	165.48	118.14	7.91	521.26	157.57	0.50000000	0.37500000
100/16-05-081-09W5/00 - BSRL NIPISI 16-5-81-9	P-DP	99.83	34.80	18.04	2.73	81.79	32.06	0.36920000	0.27690000
100/16-06-081-09W5/00 - BSRL NIPISI 16-6-81-9	P-DP	208.78	64.51	8.50	5.84	200.28	58.67	0.38500000	0.28875000
100/16-13-081-10W5/00 - BSRL NIPISI 16-13-81-10	P-DP	425.38	122.80	85.87	11.68	339.50	111.11	0.50000000	0.37500000
100/16-18-082-09W5/00 - BSRL NIPISI 16-18-82-9	P-DP	335.77	139.24	0.00	0.00	335.77	139.24	0.50000000	0.37500000
100/16-24-081-09W5/00 - BSRL NIPISI 16-24-81-9	P-DP	412.15	118.39	77.33	5.85	334.82	112.55	0.50000000	0.37500000
100/16-26-081-09W5/00 - BSRL NIPISI 16-26-81-9	P-DP	240.46	44.45	52.25	1.29	188.21	43.17	0.50000000	0.37500000
102/05-17-082-09W5/00 - BSRL NIPISI 5-17-82-9	P-DP	347.04	129.63	0.38	0.00	346.66	129.63	0.35000000	0.26250000
102/10-28-081-09W5/00 - BSRL NIPISI 10-28-81-9	P-DP	2,007.15	755.83	0.35	0.13	2,006.80	755.69	0.50000000	0.37500000
102/14-01-081-10W5/02 - BSRL NIPISI 14-01-81-10	P-DP	56.23	11.50	31.81	4.39	24.42	7.11	0.50000000	0.37500000
102/14-11-081-09W5/00 - BSRL NIPISI 14-11-81-9	P-DP	336.66	103.86	94.17	2.62	242.49	101.24	0.50000000	0.37500000
102/14-22-082-09W5/02 - BSRL NIPISI 14-22-82-9	P-DP	64.10	17.58	0.00	0.00	64.10	17.58	0.50000000	0.37500000
103/01-20-082-09W5/02 - BSRL NIPISI 01-20-82-9	P-DP	49.80	11.81	0.00	0.00	49.80	11.81	0.50000000	0.37500000
FIELD OPEX	P-DP	0.31	0.00	0.31	0.00	0.00	0.00	0.50000000	0.37500000
		40,506.77	**14,481.10**	**2,054.69**	**296.92**	**38,452.08**	**14,184.18**		
Proved Reserve Class									
Non-Producing Reserve Category									
100/02-17-081-09W5/00 - BSRL UTIKIMA 2-17-81-9	P-NP	1,902.35	727.30	151.85	43.47	1,750.51	683.83	0.37540000	0.28155000
100/03-11-082-09W5/00 - BSRL UTIKIMA 3-11-82-9	P-NP	103.34	36.73	15.47	7.03	87.87	29.70	0.37540000	0.28155000
100/04-11-082-09W5/00 - BSRL UTIKIMA 4-11-82-9	P-NP	621.98	196.88	52.79	16.38	569.19	180.51	0.37540000	0.28155000
100/04-12-082-09W5/00 - BSRL UTIKIMA 4-12-82-9	P-NP	676.68	192.23	19.68	10.60	657.01	181.62	0.37540000	0.28155000

GROSS ULTIMATE, REMAINING AND CUMULATIVE RESERVES
and EVALUATED INTERESTS

TABLE 9

As of 12/31/2021

Lease Name	Reserve Category	Ultimate Oil (MBbls)	Ultimate Gas (MMcf)	Rem Oil (MBbls)	Rem Gas (MMcf)	Cum Oil (MBbls)	Cum Gas (MMcf)	Working Interest Decimal	Revenue Interest Decimal
100/04-24-081-10W5/00 - BSRL UTIKIMA 4-24-81-10	P-NP	787.47	288.94	74.51	7.49	712.96	281.45	0.37540000	0.28155000
100/04-25-081-09W5/00 - BSRL NIPISI 4-25-81-9	P-NP	1,826.48	685.90	12.82	13.96	1,813.66	671.94	0.50000000	0.37500000
100/05-12-082-09W5/00 - BSRL UTIKIMA 5-12-82-9	P-NP	182.94	52.03	35.60	31.05	147.34	20.98	0.37540000	0.28155000
100/06-22-082-09W5/00 - BSRL UTIKIMA 6-22-82-9	P-NP	219.87	88.70	38.11	36.40	181.76	52.30	0.37540000	0.28155000
100/09-02-082-09W5/02 - BSRL UTIKIMA 9-2-82-9	P-NP	201.37	94.49	46.14	29.98	155.23	64.52	0.37540000	0.28155000
100/12-06-081-09W5/02 - BSRL UTIKIMA 12-6-81-9	P-NP	243.69	111.85	21.68	9.64	222.01	102.21	0.37540000	0.28155000
100/12-30-081-09W5/00 - BSRL NIPISI 12-30-81-9	P-NP	666.84	252.28	0.00	0.00	666.84	252.28	0.50000000	0.37500000
		7,433.01	**2,727.33**	**468.65**	**206.00**	**6,964.36**	**2,521.33**		
Total Proved Class		**47,939.78**	**17,208.43**	**2,523.34**	**502.92**	**45,416.44**	**16,705.51**		
Probable Reserve Class									
Producing Reserve Category									
100/01-12-081-10W5/0{incr} - BSRL UTIK. 1-12-81-10	Pr-DP	5.63	1.59	5.63	1.59	0.00	0.00	0.50000000	0.37500000
100/02-01-081-10W5/0{incr} - BSRL UTIKUMA 2-1-81-10	Pr-DP	2.32	0.00	2.32	0.00	0.00	0.00	0.37540000	0.28155000
100/02-20-081-08W5/2{incr} - BSRL NIPISI 2-20-81-8	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.35000000	0.26250000
100/02-22-081-09W5/0{incr} - BSRL UTIKUMA 2-22-81-9	Pr-DP	1,263.05	557.86	6.89	0.00	1,256.16	557.86	0.50000000	0.37500000
100/02-23-081-10W5/0{incr} - BSRL UTIKUMA 2-23-81-10	Pr-DP	1.64	0.00	1.64	0.00	0.00	0.00	0.50000000	0.37500000
100/02-25-081-09W5/0{incr} - BSRL UTIKUMA 2-25-81-9	Pr-DP	0.83	0.37	0.83	0.37	0.00	0.00	0.50000000	0.37500000
100/04-03-082-09W5/0{incr} - BSRL UTIKUMA 4-3-82-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/04-16-081-09W5/0{incr} - BSRL NIPISI 4-16-81-9	Pr-DP	1.19	0.58	1.19	0.58	0.00	0.00	0.50000000	0.37500000
100/04-20-082-09W5/0{incr} - BSRL UTIK LAKE 4-20-82-9	Pr-DP	4.11	0.00	4.11	0.00	0.00	0.00	0.50000000	0.37500000
100/04-25-081-09W5/0{incr} - BSRL UTIKUMA 4-25-81-9	Pr-DP	0.63	0.50	0.63	0.50	0.00	0.00	0.50000000	0.37500000
100/04-35-081-09W5/0{incr} - BSRL UTIKUMA 4-35-81-9	Pr-DP	2.01	0.51	2.01	0.51	0.00	0.00	0.50000000	0.37500000
100/05-23-081-09W5/0{incr} - BSRL UTIKUMA 5-23-81-9	Pr-DP	192.68	69.64	7.09	1.31	185.59	68.34	0.50000000	0.37500000
100/05-25-081-09W5/0{incr} - BSRL UTIK LAKE 5-25-81-9	Pr-DP	0.13	0.04	0.13	0.04	0.00	0.00	0.50000000	0.37500000
100/05-27-081-09W5/0{incr} - BSRL UTIKUMA 5-27-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/06-18-082-09W5/0{incr} - VERMILION UTIKUMA 6-18-82-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/06-19-081-09W5/0{incr} - BSRL UTIKUMA 6-19-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/07-25-081-09W5/0{incr} - BSRL UTIKUMA 7-25-81-9	Pr-DP	0.61	0.23	0.61	0.23	0.00	0.00	0.50000000	0.37500000
100/07-25-081-10W5/0{incr} - BSRL UTIKUM 7-25-81-10	Pr-DP	7.82	0.00	7.82	0.00	0.00	0.00	0.50000000	0.37500000
100/07-27-081-09W5/0{incr} - BSRL UTIKUMA 7-27-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/08-01-081-10W5/03{incr} - BSRL NIPISI 8-1-81-10	Pr-DP	11.73	0.00	11.73	0.00	0.00	0.00	0.37540000	0.28155000
100/08-03-082-09W5/0{incr} - BSRL UTIKUMA 8-3-82-9	Pr-DP	13.57	0.00	13.57	0.00	0.00	0.00	0.50000000	0.37500000
100/08-05-082-09W5/2{incr} - BSRL UTIKUMA 8-5-82-9	Pr-DP	4.38	0.00	4.38	0.00	0.00	0.00	0.50000000	0.37500000
100/08-10-082-09W5/0{incr} - BSRL UTIKUMA 8-10-82-9	Pr-DP	1.76	0.36	1.76	0.36	0.00	0.00	0.50000000	0.37500000
100/08-15-081-10W5/2{incr} - BSRL UTIKUMA 8-15-81-10	Pr-DP	3.03	0.00	3.03	0.00	0.00	0.00	0.48500000	0.36375000

GROSS ULTIMATE, REMAINING AND CUMULATIVE RESERVES
and EVALUATED INTERESTS

TABLE 9

As of 12/31/2021

Lease Name	Reserve Category	Ultimate Oil (MBbls)	Ultimate Gas (MMcf)	Rem Oil (MBbls)	Rem Gas (MMcf)	Cum Oil (MBbls)	Cum Gas (MMcf)	Working Interest Decimal	Revenue Interest Decimal
100/08-26-081-09W5/0{incr} - BSRL UTIKUMA 8-26-81-9	Pr-DP	711.72	219.56	3.52	0.00	708.20	219.56	0.50000000	0.37500000
100/09-27-081-09W5/02{incr} - BSRL NIPISI 9-27-81-9	Pr-DP	11.61	0.00	11.61	0.00	0.00	0.00	0.50000000	0.37500000
100/09-28-082-10W5/0{incr} - BSRL UTIKUMA 9-28-82-10	Pr-DP	4.68	0.00	4.68	0.00	0.00	0.00	0.50000000	0.37500000
100/10-01-081-10W5/0{incr} - BSRL NIPISI 10-1-81-1	Pr-DP	8.83	0.00	8.83	0.00	0.00	0.00	0.44445000	0.33333750
100/10-10-082-09W5/0{incr} - BSRL UTIKUMA 10-10-82-9	Pr-DP	18.29	0.00	18.29	0.00	0.00	0.00	0.50000000	0.37500000
100/10-26-081-09W5/0{incr} - BSRL UTIKUMA 10-26-81-9	Pr-DP	5.83	0.00	5.83	0.00	0.00	0.00	0.50000000	0.37500000
100/10-34-081-09W5/0{incr} - BSRL UTIKUMA 10-34-81-9	Pr-DP	4.87	0.00	4.87	0.00	0.00	0.00	0.50000000	0.37500000
100/11-06-081-09W5/2{incr} - BSRL NIPISI 11-6-81-9	Pr-DP	3.05	0.00	3.05	0.00	0.00	0.00	0.20822000	0.15616500
100/12-04-082-09W5/0{incr} - BSRL UTIKUMA 12-4-82-9	Pr-DP	12.88	2.12	12.88	2.12	0.00	0.00	0.50000000	0.37500000
100/12-16-081-08W5/00{incr} - BSRL NIPISI 12-16-81-8	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/12-16-081-09W5/0{incr} - BSRL UTIK LAKE 12-16-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/12-21-081-08W5/0{incr} - BSRL NIPISI 12-21-81-8	Pr-DP	4.35	0.00	4.35	0.00	0.00	0.00	0.50000000	0.37500000
100/12-30-081-09W5/0{incr} - BSRL UTIKUMA 12-30-81-9	Pr-DP	666.84	252.28	0.00	0.00	666.84	252.28	0.50000000	0.37500000
100/13-08-081-08W5/0{incr} - BSRL NIPISI 13-8-81-8	Pr-DP	5.95	1.38	5.95	1.38	0.00	0.00	0.45000000	0.33750000
100/13-08-081-09W5/0{incr} - BSRL NIPISI 13-8-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/13-27-081-09W5/0{incr} - BSRL UTIKUMA 13-27-81-9	Pr-DP	3.73	0.69	3.73	0.69	0.00	0.00	0.50000000	0.37500000
100/13-35-081-09W5/0{incr} - BSRL UTIKUMA 13-35-81-9	Pr-DP	0.01	0.00	0.01	0.00	0.00	0.00	0.50000000	0.37500000
100/14-01-081-09W5/0{incr} - BSRL NIPISI 14-1-81-9	Pr-DP	6.52	0.00	6.52	0.00	0.00	0.00	0.50000000	0.37500000
100/14-11-081-09W5/00{incr} - BSRL NIPISI 14-11-81-9	Pr-DP	58.91	0.00	58.91	0.00	0.00	0.00	0.50000000	0.37500000
100/14-18-082-09W5/00{incr} - BSRL NIPISI 14-18-82-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
100/14-26-081-09W5/0{incr} - BSRL UTIK LAKE 14-26-81-9	Pr-DP	1.22	0.00	1.22	0.00	0.00	0.00	0.50000000	0.37500000
100/15-01-081-10W5/0{incr} - BSRL RES NIPISI 15-181-10	Pr-DP	16.27	2.11	16.27	2.11	0.00	0.00	0.50000000	0.37500000
100/15-08-081-09W5/0{incr} - BSRL NIPISI 15-8-81-9	Pr-DP	3.96	0.53	3.96	0.53	0.00	0.00	0.50000000	0.37500000
100/15-13-081-10W5/2{incr} - BSRL UTIKUMA 15-13-81-10	Pr-DP	2.93	0.00	2.93	0.00	0.00	0.00	0.50000000	0.37500000
100/15-33-081-09W5/0{incr} - BSRL UTIKUMA 15-33-81-9	Pr-DP	2.60	0.00	2.60	0.00	0.00	0.00	0.50000000	0.37500000
100/15-34-081-09W5/0{incr} - BSRL UTIKUMA 15-34-81-9	Pr-DP	6.41	0.00	6.41	0.00	0.00	0.00	0.50000000	0.37500000
100/16-05-081-09W5/0{incr} - BSRL NIPISI 16-5-81-9	Pr-DP	1.69	0.00	1.69	0.00	0.00	0.00	0.36920000	0.27690000
100/16-06-081-09W5/0{incr} - BSRL RES UTIK 16-6-81-9	Pr-DP	210.73	61.88	10.45	3.21	200.28	58.67	0.38500000	0.28875000
100/16-13-081-10W5/0{incr} - BSRL UTIKUMA 16-13-81-10	Pr-DP	4.23	0.00	4.23	0.00	0.00	0.00	0.50000000	0.37500000
100/16-24-081-09W5/0{incr} - BSRL UTI LAKE 16-24-81-9	Pr-DP	4.40	0.00	4.40	0.00	0.00	0.00	0.50000000	0.37500000
100/16-26-081-09W5/0{incr} - BSRL UTIKUMA 16-26-81-9	Pr-DP	5.18	0.00	5.18	0.00	0.00	0.00	0.50000000	0.37500000
102/05-17-082-09W5/0{incr} - BSRL UTIKUMA 5-17-82-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.35000000	0.26250000
102/10-28-081-09W5/0{incr} - BSRL 102 UTIK 10-28-81-9	Pr-DP	0.00	0.00	0.00	0.00	0.00	0.00	0.50000000	0.37500000
102/14-01-081-10W5/02{incr} - BSRL NIPISI 14-01-81-10	Pr-DP	2.68	0.00	2.68	0.00	0.00	0.00	0.50000000	0.37500000
		3,307.49	**1,172.26**	**290.42**	**15.55**	**3,017.07**	**1,156.71**		

Probable Reserve Class
Non-Producing Reserve Category

100/02-17-081-09W5/0{incr} - BSRL UTIKIMA 2-17-81-9	Pr-NP	4.96	0.00	4.96	0.00	0.00	0.00	0.37540000	0.28155000

GROSS ULTIMATE, REMAINING AND CUMULATIVE RESERVES
and EVALUATED INTERESTS

TABLE 9

As of 12/31/2021

Lease Name	Reserve Category	Ultimate Oil (MBbls)	Ultimate Gas (MMcf)	Rem Oil (MBbls)	Rem Gas (MMcf)	Cum Oil (MBbls)	Cum Gas (MMcf)	Working Interest Decimal	Revenue Interest Decimal
100/03-11-082-09W5/0{incr} - BSRL UTIKIMA 3-11-82-9	Pr-NP	5.74	1.47	5.74	1.47	0.00	0.00	0.37540000	0.28155000
100/04-11-082-09W5/0{incr} - BSRL UTIKIMA 4-11-82-9	Pr-NP	5.28	0.00	5.28	0.00	0.00	0.00	0.37540000	0.28155000
100/04-12-082-09W5/0{incr} - BSRL UTIKIMA 4-12-82-9	Pr-NP	9.02	1.74	9.02	1.74	0.00	0.00	0.37540000	0.28155000
100/04-24-081-10W5/0{incr} - BSRL UTIKIMA 4-24-81-10	Pr-NP	3.30	0.00	3.30	0.00	0.00	0.00	0.37540000	0.28155000
100/05-12-082-09W5/0{incr} - BSRL UTIKIMA 5-12-82-9	Pr-NP	13.32	5.77	13.32	5.77	0.00	0.00	0.37540000	0.28155000
100/06-22-082-09W5/0{incr} - BSRL UTIKIMA 6-22-82-9	Pr-NP	3.61	2.39	3.61	2.39	0.00	0.00	0.37540000	0.28155000
100/09-02-082-09W5/2{incr} - BSRL UTIKIMA 9-2-82-9	Pr-NP	15.65	3.62	15.65	3.62	0.00	0.00	0.37540000	0.28155000
100/12-06-081-09W5/2{incr} - BSRL UTIKIMA 12-6-81-9	Pr-NP	1.86	0.00	1.86	0.00	0.00	0.00	0.37540000	0.28155000
		62.74	**14.97**	**62.74**	**14.99**	**0.00**	**0.00**		
Total Probable Class		**3,370.23**	**1,187.23**	**353.17**	**30.54**	**3,017.07**	**1,156.71**		
Total Proved + Probable		**51,310.02**	**18,395.66**	**2,876.51**	**533.46**	**48,433.51**	**17,862.22**		